As filed with the Securities and Exchange Commission on April 29, 2020
Securities Act Registration No. 333-133691
Investment Company Act Registration No. 811-21897

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	95	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	98	[X]

MANAGER DIRECTED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (414) 287-3101

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and Address of Agent for Service)

Copies to:
Ellen Drought, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on April 30, 2020 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485(a)(1).
[ ]	75 days after filing pursuant to Rule 485(a)(2).
[ ]	On (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 95 to the Registration Statement of Manager Directed Portfolios (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal period ended December 31, 2019 for the iM Dolan McEniry Corporate Bond Fund and to make permissible changes under Rule 485(b).

iM Dolan McEniry Corporate Bond Fund
Institutional Shares
(Trading Symbol: IDMIX)
Advisor Shares
(Trading Symbol: IDMAX)

Prospectus

April 30, 2020

Telephone: 888-898-1041

www.imglobalpartner.com

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker- dealer or bank. Instead, the reports will be made available on the Fund’s website, www.imglobalpartner.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 888-898-1041, sending an e-mail request to contact@imglobalpartner.com, or by enrolling at www.imglobalpartner.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-898-1041 or send an email request to contact@imglobalpartner.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

iM Dolan McEniry Corporate Bond Fund
a series of Manager Directed Portfolios (the “Trust”)

Summary Section

Investment Objective
The iM Dolan McEniry Corporate Bond Fund (the “Fund”) seeks to provide investors with total return, with a secondary investment objective of preserving capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Advisor Shares
Redemption Fee (as a Percentage of Amounts Redeemed Within 90 Days of Purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	0.25%
Shareholder Servicing Fee	None	0.10%
Other Expenses(1)	3.87%	2.65%
Total Annual Fund Operating Expenses	4.37%	3.50%
Less: Fee Waiver and/or Expense Reimbursement(2)	(3.66)%	(2.44)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.71%	1.06%

(1)
“Other Expenses” includes acquired fund fees and expenses of 0.01%. Acquired fund fees and expenses are indirect costs of the Fund’s investments in other investment companies during the period. As a result, “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” in the table above do not correlate to the Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus, which does not include acquired fund fees and expenses.

(2)
iM Global Partner US LLC (the “Advisor”), the Fund’s investment advisor, has contractually agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage ( i.e. , any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 0.70% of the Fund’s average daily net assets, through at least September 28, 2021, unless terminated sooner by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”). To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will exceed 0.70%. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment.

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Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected through September 28, 2021. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	One Year	Three Years	Five Years	Ten Years
Institutional Shares	$73	$990	$1,919	$4,292
Advisor Shares	$108	$847	$1,607	$3,612

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio .

Principal Investment Strategies
The Fund will invest in a diversified portfolio of corporate investment grade bonds, corporate high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. All securities will be U.S. dollar denominated, although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in corporate bonds. In addition to investments in corporate bonds issued by U.S. issuers, the Fund may invest in corporate bonds issued by foreign corporations. With respect to the Fund’s net assets allocated to investments in corporate bonds, the Fund invests approximately 75% in corporate bonds that are determined by the Fund’s sub-advisor, Dolan McEniry Capital Management LLC (the “Sub-Advisor”), to be investment grade, and approximately 25% in high yield bonds (also known as “junk bonds”). The Fund may invest up to 20% of its net assets in U.S. Government and Treasury securities. The Sub-Advisor anticipates that the Fund’s duration will reflect that of the Bloomberg Barclays US Intermediate Credit Index, plus or minus 50%. For example, if the duration of the Bloomberg Barclays US Intermediate Credit Index is 5 years, the Fund’s duration may be 2.5–7.5 years. As of March 31, 2020, the duration of the Bloomberg Barclays U.S. Intermediate Credit Index was 4.17 years . Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of five years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility.

The Fund’s investment universe consists of corporate investment grade bonds, high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. When making decisions to buy or sell an investment for the Fund, the Sub-Advisor utilizes bottom‑up investment analysis which focuses on credit analysis and selection of undervalued bonds. The Sub‑Advisor analyzes companies’ financial statements and creates financial models to assess trends in revenue, margins, earnings, cash earnings, investments in working capital and fixed assets, debt levels and cash balances, and other items. The Sub-Advisor’s investment process is designed to identify undervalued corporate bonds—those that trade at wide spreads to U.S. Treasury securities yet are issued by companies that, in the Sub‑Advisor’s assessment, generate sufficient cash flow to meet their debt obligations. The Sub-Advisor ranks securities with equal weighting given to

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risk (cash flow coverage of debt obligations) and return (spread to U.S. Treasuries). The process identifies what the Sub-Advisor deems to be the most undervalued bonds.

Principal Risks
An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The principal risks of investing in the Fund are:

Recent Market Events; General Market Risk . The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. U.S. and international markets have experienced significant period of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the coronavirus as a global pandemic and related public health issues and growth concerns in the U.S. and overseas.

Management Risk. Investment strategies employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the Fund. Fixed income securities held by the Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

High-Yield Fixed Income Securities Risk. The fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Such securities are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Credit Risk . Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the Fund. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time.

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Prepayment and Extension Risk. In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

U.S. Government and U.S. Agency Obligations Risk . Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing and guaranteeing agency or instrumentality itself. Entities that are not backed by the full faith and credit of the U.S. Government may default on a financial obligation. The value of these types of securities may also decline when market interest rates increase.

Foreign Securities and Currency Risk . Foreign securities held by the Fund are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. Income earned on foreign securities may be subject to foreign withholding taxes.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance
The bar chart and performance table below provides some indication of the risks of investing in the Fund by showing the performance of the Fund for the past calendar year and by showing the Fund’s average annual returns for one year and since inception compared with those of the Bloomberg Barclays U.S. Intermediate Credit Index, which is a broad measure of market performance. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.imglobalpartner.com.

*Performance data for Advisor Shares is not yet available, as Advisor Shares do not have a full calendar year of operating history. When Advisor Shares have a full calendar of operating history, performance information will be shown in this Prospectus.

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During the period of time shown in the bar chart, the Fund’s highest quarterly return was 5.00% for the quarter ended March 31, 2019 and the lowest quarterly return was 1.27% for the quarter ended December 31, 2019.

iM Dolan McEniry Corporate Bond Fund	1 Year	Since Inception (9/28/18)
Institutional Shares
Return Before Taxes	11.25%	8.18%
Return After Taxes on Distributions	9.89%	6.80%
Return After Taxes on Distributions and Sale of Shares	6.63%	5.64%
Bloomberg Barclays U.S. Intermediate Credit Index (reflects no deduction for fees, expenses, or taxes)	9.52%	8.14%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72%	8.26%

The Fund uses the Bloomberg Barclays U.S. Aggregate Bond Index as an additional index because it compares the Fund’s performance with the returns of an index holding investments similar to the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and are not relevant if you hold your shares through tax-exempt or tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for Institutional Shares and after-tax returns for Advisor Shares will vary.

Management

Investment Advisor and Sub-Advisor

iM Global Partner US LLC is the Fund’s investment advisor. Dolan McEniry Capital Management, LLC is the Fund’s sub-advisor.

Portfolio Managers

The following members of the Sub-Advisor’s investment team are jointly and primarily responsible for the day-to-day management of the Fund, and have served as the Fund’s portfolio managers since its inception in September 2018:

Name	Title
Daniel D. Dolan, Jr.	Managing Member, Portfolio Management and Security Selection
Roger S. McEniry	Managing Member, Portfolio Management and Security Selection
Stephen M. Schubert	Managing Director, Portfolio Management and Trading
C. Schaffer Degen, CFA	Portfolio Manager
M. Patrick Voelker	Portfolio Manager
Robert W. Greber, III, CFA	Associate Portfolio Manager

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Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail to: iM Dolan McEniry Corporate Bond Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by telephone at 888-898-1041, by wire transfer or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Institutional Shares	Advisor Shares
Minimum Initial Investment – All Accounts	$10,000	$2,000
Minimum Subsequent Investment – All Accounts	None	None

Tax Information
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Strategies, Risks and Disclosure of Portfolio Holdings

Investment Objectives
The Fund seeks to provide investors with total return, with a secondary investment objective of preserving capital. The Fund’s investment objectives may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Additional Information about the Fund’s Principal Investment Strategies
The Fund will invest in a diversified portfolio of corporate investment grade bonds, corporate high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. All securities will be U.S. dollar denominated, although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in corporate bonds. With respect to the Fund’s net assets allocated to investments in corporate bonds, the Fund invests approximately 75% in corporate bonds that are determined by the Fund’s sub-advisor, Dolan McEniry Capital Management LLC (the “Sub-Advisor”), to be investment grade, and approximately 25% in high yield bonds (also known as “junk bonds”). The Fund’s investments in investment grade corporate bonds will be rated investment grade (BBB- by Standard & Poor’s or equivalent) by at least one major credit rating agency identified as a nationally recognized statistical rating organization (“NRSRO”), or if unrated, determined to be of comparable quality by the Sub-Advisor. The Fund may invest up to 20% of its net assets in U.S. Government and Treasury securities. The Fund will not make any change in its investment policy of investing at least 80% of its net assets in corporate bonds without first providing shareholders with at least 60 days’ prior written notice.

The Sub-Advisor anticipates that the Fund’s duration will reflect that of the Bloomberg Barclays U.S. Intermediate Credit Index, plus or minus 50%. For example, if the duration of the Bloomberg Barclays U.S. Intermediate Credit Index is 5 years, the Fund’s duration may be 2.5–7.5 years. As of March 31, 2020, the duration of the Bloomberg Barclays U.S. Intermediate Credit Index was 4.17 years .

The Fund’s investment universe consists of corporate investment grade bonds, high yield bonds, and U.S. Government and Treasury securities maturing within 10 years or less. When making decisions to buy or sell an investment for the Fund, the Sub-Advisor utilizes bottom‑up investment analysis designed to identify undervalued bonds, which the Sub-Advisor considers to be those that trade at relatively wide spreads to U.S. Treasury securities yet are issued by companies that, in the Sub-Advisor’s assessment, generate sufficient cash flow to meet their debt obligations.

The Sub-Advisor’s process begins with a proprietary screen of the Fund’s investable universe of U.S. dollar denominated corporate bonds and U.S. Government and Treasury securities maturing within 10 years or less. The Sub‑Advisor then analyzes each company’s financial statements and creates financial models to assess trends in revenue, margins, earnings, cash earnings, investments in working capital and fixed assets, debt levels and cash balances, and other items, ranking each company by risk and return. The Sub‑Advisor then applies qualitative diligence reviews of each company, taking into consideration pricing, liquidity, event risk and duration to select specific investments for the Fund’s portfolio.

The Sub-Advisor will consider selling a security if the company’s fundamentals deteriorate to an unacceptable degree according to the Sub-Advisor’s free cash flow credit analysis; the security has appreciated in price to a level that makes it no longer attractive in the Sub-Advisor’s ranking system; or if the Sub-Advisor identifies a more attractive investment opportunity.

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Temporary Strategies; Cash or Similar Investments. For temporary defensive purposes, in an attempt to respond to adverse market, economic, political, or other conditions, the Sub-Advisor may invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, and repurchase agreements. Taking a temporary defensive position may result in the Fund not achieving its investment objectives. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The principal risks of investing in the Fund are:

Recent Market Events; General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the coronavirus as a global pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In particular, the spread of the novel coronavirus worldwide has resulted in disruptions to supply chains and customer activity, stress on the global healthcare system, rising unemployment claims, quarantines, cancellations, market declines, the closing of borders, restrictions on travel and widespread concern and uncertainty. Health crises and related political, social and economic disruptions caused by the spread of the recent coronavirus outbreak may also exacerbate other pre-existing political, social and economic risks in certain countries. It is not possible to know the extent of these impacts, and they may be short term or may last for an extended period of time. These developments as well as other events, such as the U.S. presidential election, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. In addition, the Fund may face challenges with respect to its day-to-day operations if key personnel of the Fund’s investment adviser or other service providers are unavailable due to quarantines and restrictions on travel related to the recent coronavirus outbreak. As a result, the risk environment remains elevated. The Advisor and Sub-Advisor will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Management Risk. The ability of the Fund to meet its investment objectives is directly related to the Advisor’s and Sub-Advisor’s management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Sub-Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the Fund. Fixed income securities held by the Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

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High-Yield Fixed Income Securities Risk . High-yield fixed income securities, or “junk bonds,” are fixed income securities rated below investment grade by a NRSRO or determined to be of comparable quality by the Sub-Advisor. Although junk bonds generally pay higher rates of interest than higher-rated securities, they are subject to a greater risk of loss of income and principal. Junk bonds are subject to greater credit risk than higher-grade securities and have a higher risk of default. Companies issuing high-yield junk bonds are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher-grade securities. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations.

Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy. The Sub-Advisor and NRSROs provide ratings on fixed income securities based on their analyses of information they deem relevant. Ratings are essentially opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and/or repay principal and the Sub-Advisor’s or a NRSRO’s decision to downgrade a security.

Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields but are subject to greater price shifts as a result of interest rate changes than debt securities with shorter maturities.

Call Risk . During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when the Sub-Advisor wants to. If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.

Prepayment and Extension Risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments to decrease, extending the life of securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

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U.S. Government and U.S. Agency Obligations Risk. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Foreign Securities and Currency Risk . Foreign securities held by the Fund are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. Income earned on foreign securities may be subject to foreign withholding taxes. Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks.

Cybersecurity Risk . With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems ( e.g. , through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites ( i.e. , efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI. Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in other regulatory filings. The annual and semi-annual reports to Fund shareholders are available free of charge by contacting the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 888-898-1041, or by visiting the Fund’s website at www.imglobalpartner.com.

VOLUNTARY FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS
Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. The Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Performance of the Fund will reflect the voluntary waiver of fees and/or the reimbursement of expenses, if any. Without these waivers and/or expense reimbursements, performance would be less favorable.

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Management of the Fund

Investment Advisor
iM Global Partner US LLC, located at 300 Barr Harbor Drive, Suite 720, Conshohocken, PA 19428, is a SEC-registered investment advisory firm. Founded in 2018, the Advisor is wholly owned by iM Global Partner SAS, a Paris-based asset management company, with $354.1 million in assets under management as of December 31, 2019. Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund and the Advisor, and subject to general oversight by the Board of Trustees, the Advisor manages and supervises the investment operations and business affairs of the Fund. The Advisor evaluates and selects the Sub-Advisor and oversees the implementation of the Fund’s investment program by the Sub‑Advisor, subject to the supervision of the Board of Trustees. The Advisor also furnishes the Fund with office space and certain administrative services and provides personnel needed to fulfill its obligations under the investment advisory agreement. The Fund compensates the Advisor for its services at the annual rate of 0.50% of its average daily net assets. For the fiscal year ended December 31, 2019, the Advisor waived all of the advisory fees payable by the Fund.

Fund Expenses. The Fund is responsible for its own operating expenses. However, pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has agreed to waive its management fees and/or reimburse expenses to ensure that the total amount of the Fund’s operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”) does not exceed 0.70% of the Fund’s average daily net assets. To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed the applicable expense limitation. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of the recoupment. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of management fees and/or expenses. This operating expense limitation agreement is in effect through at least September 28, 2021, and may be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis of the Board of Trustees’ approval of the Fund’s investment advisory agreement and sub‑advisory agreement is available in the Fund’s annual report to shareholders for the year ended December 31, 2019.

With the exception of the iM DBi Managed Futures Strategy ETF and iM DBi Hedge Strategy ETF, the iM Dolan McEniry Corporate Bond Fund, as a series of the Trust, does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series of the Trust.

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Sub-Advisor
The Sub-Advisor, Dolan McEniry Capital Management, LLC, located at 120 North LaSalle Street, Suite 1510, Chicago, IL 60602, is a SEC-registered investment advisory firm formed in 1997. The Sub-Advisor is an asset management company with $6.93 billion in assets under management as of December 31, 2019, and manages assets for foundations, endowments, public pensions, Taft-Hartley accounts, corporations, sovereign nations, high net worth individuals, charitable organizations, wrap clients and other pooled investment vehicles. In addition to the Fund, the Sub-Advisor also provides sub-advisory services to private funds and manages the iM Dolan McEniry US Corporate, a UCITS fund. The Sub-Advisor is majority-owned and controlled by Daniel D. Dolan, Jr. and Roger S. McEniry, who each hold more than 25% of the voting interests in the firm. iM Square Holding 2 LLC, an affiliate of the Advisor, holds a non-voting 45% interest in the Sub-Advisor. The Advisor and iM Square Holding 2 LLC are both wholly owned by iM Global Partner SAS.

Subject to supervision by the Advisor and the oversight of the Board of Trustees, the Sub-Advisor manages the investment program for the Fund, including the purchase, retention and disposition of investments in the Fund’s portfolio, in accordance with the Fund’s investment objectives, policies and restrictions. The Advisor has ultimate responsibility to oversee the Sub-Advisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the Advisor, among other things: (i) monitors the compliance of the Sub-Advisor with the investment objectives and related policies of the Fund; (ii) reviews the performance of the Sub-Advisor; and (iii) reports periodically on such performance to the Board of Trustees. The Sub‑Advisor is paid a sub-advisory fee by the Advisor for its services as sub-advisor to the Fund.

Portfolio Managers
The portfolio managers perform trading and day‑to‑day portfolio management for the Fund according to the investment strategies and policies described in this Prospectus.

Name	Title
Daniel D. Dolan, Jr.	Managing Member, Portfolio Management and Security Selection
Roger S. McEniry	Managing Member, Portfolio Management and Security Selection
Stephen M. Schubert	Managing Director, Portfolio Management and Trading
C. Schaffer Degen, CFA	Portfolio Manager
M. Patrick Voelker	Portfolio Manager
Robert W. Greber, III, CFA	Associate Portfolio Manager
Daniel D. Dolan, Jr.
Mr. Dolan founded Dolan McEniry in 1997, following a 16-year career in the financial services industry. Mr. Dolan previously worked with Morgan Stanley and Salomon Brothers. He received a B.A. from Lake Forest College in 1980. In addition to leading the firm’s business development and client service efforts, Mr. Dolan focuses on portfolio management, security selection, and securities trading.

Roger S. McEniry
Mr. McEniry joined Dolan McEniry as a partner in March 2001. Prior to joining the firm, he spent sixteen years with a Chicago private equity firm. Mr. McEniry graduated from Williams College with honors in 1978 and received an MBA from the University of Michigan in 1981. At Dolan McEniry, his focus is the analytical and strategic side of the firm; security selection, risk management, and credit analysis are under his leadership.

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Stephen M. Schubert
A member of the Dolan McEniry team since 1998, Mr. Schubert currently serves as the Managing Director of Portfolio Management and Trading. He received his Bachelor of Science degree in Finance from Michigan State University where he competed on the varsity tennis team and graduated with honors.

C. Schaffer Degen, CFA
Mr. Degen joined Dolan McEniry as an Analyst in April 2012 and currently serves as a Portfolio Manager. He graduated from Miami University in 2010 with a B.S. in Business and a major in Finance.

M. Patrick Voelker
Mr. Voelker joined Dolan McEniry as an Analyst in November 2012 and currently serves as a Portfolio Manager. He graduated with honors from St. Norbert College in 2012 with a B.A. in Economics.

Robert W. Greber, III, CFA
Mr. Greber joined Dolan McEniry as an Analyst in February 2015 and currently serves as an Associate Portfolio Manager. He graduated from the University of Missouri in May 2014 with a B.S. in Business Administration and a major in Finance.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed and ownership of the Fund’s securities.

Prior Performance of the Sub-Advisor’s Similar Accounts
The table below sets forth the historical performance of a composite of all the Sub-Advisor’s accounts managed using its Core Plus Bond investment strategy (the “Composite”) and compares the performance of the Composite with a broad measure of market performance. The Composite performance shown is the performance of all of the Sub-Advisor’s discretionary private accounts managed using investment objectives, policies and strategies that are substantially similar to those that the Sub-Advisor uses to manage the Fund. The Composite accounts were managed by the same portfolio managers as the Fund. The performance of the Fund may not correspond with the performance of the discretionary private accounts comprising the Composite.

The Composite returns were prepared by the Sub-Advisor using Global Investment Performance Standards (“GIPS”), and are based on total return, including gains or losses plus income, after deducting all actual fees and expenses incurred by the accounts, and including reinvested distributions. The private accounts comprising the Composite are subject to an annual management fee of up to 0.40% of assets under management and have different operating expenses than the Fund. If net annual operating expenses of the Fund’s Institutional Shares had been deducted, the returns would have been lower than those shown below. The Fund’s total return disclosed in this Prospectus is computed using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Composite. The performance returns of the Composite would have been lower had they been calculated using the standard formula promulgated by the SEC. The private accounts comprising the Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended. Additionally, if applicable, such limitations, requirements and restrictions might have adversely affected the performance returns of the Composite.

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The performance data set forth below is for the Composite and is not the performance results of the Fund. This performance data should not be considered indicative of the Fund’s future performance.

Composite - Average Annual Total Returns for the Periods Ended December 31, 2019:

	1 Year	5 Years	10 Years	Since Inception (9/30/97)
Composite (net of all actual fees and expenses)	11.19%	4.71%	5.71%	6.44%
Bloomberg Barclays U.S. Intermediate Credit Index (reflects no deduction for fees, expenses, or taxes)	9.52%	3.50%	4.25%	5.24%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	8.72%	3.05%	3.75%	5.00%

Shareholder Information

Pricing of Shares
The price of the Fund’s shares is based on its NAV. The NAV per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally, 4:00 p.m. Eastern Time) (“Market Close”) on each day that the Exchange is open for business (each, a “Business Day”). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”) and under no circumstances will any order be accepted for purchase or redemption after the NAV calculation. Any order received after the close of trading on the exchange will be processed at the net asset value as determined as of the close of trading on the next day the exchange is open. Shares will only be priced on Business Days. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, fair value will be determined using procedures adopted by the Board.

When the Fund uses fair value pricing to determine NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

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Description of Share Classes
The Fund offers Institutional Shares and Advisor Shares in this prospectus. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Institutional Shares. Institutional Shares pay lower annual expenses than Advisor Shares. Institutional Shares are offered without sales charges and are not subject to Rule 12b‑1 distribution or shareholder servicing fees. Institutional Shares are offered only to institutional investors or through certain financial intermediary accounts or retirement plans, subject to the investment minimum for opening accounts. Institutional Shares are generally available to the following:

•	institutional investors;

•	Individual Retirement Accounts (“IRAs”);

•	certain financial institutions, endowments, foundations, government entities or corporations investing on their own behalf;

•	existing Institutional class shareholders;

•
Trustees of the Trust, former trustees of the Trust, employees of affiliates of the Fund and the Advisor or Sub-Advisor and other individuals who are affiliated with the Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned) and Advisor or Sub-Advisor affiliate employee benefit plans;

•	wrap fee programs of certain broker-dealers (please consult your financial representative to determine if your wrap fee program is subject to additional or different conditions or fees); and

•	other investors, subject to the Advisor’s discretion.

Advisor Shares. Advisor Shares are sold without sales charges and are subject to a Rule 12b‑1 distribution fee of 0.25% of the average daily net assets of the Fund attributable to Advisor Shares, computed on an annual basis (discussed below in the section entitled “Distribution and Shareholder Servicing (Rule 12b-1) Plan – Advisor Shares”). The Rule 12b-1 distribution fee compensates your financial intermediary for providing distribution services. Advisor Shares are also subject to a shareholder servicing fee of 0.10%.

Purchase of Shares
The Fund’s shares are offered on a continuous basis and are sold without any sales charges. You may purchase shares as specified below. Minimum amounts for investment in the Fund are shown below. The Fund reserves the right to change the criteria for eligible investors and investment minimums.

Share Purchase Amounts	Institutional Shares	Advisor Shares
Minimum Initial Investment – All Accounts	$10,000	$2,000
Minimum Subsequent Investment – All Accounts	None	None

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

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By Mail: To purchase Fund shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the Fund you are investing in to be purchased to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form, include the Fund name and share class you are purchasing, your name, address, and account number on a separate piece of paper along with your check. All checks must be in U.S. dollars drawn on a domestic bank. If a subsequent investment is being made, the check should also indicate your Fund account number. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. Send the check and account application to:

Regular mail:
iM Dolan McEniry Corporate Bond Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight mail:
iM Dolan McEniry Corporate Bond Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders does not constitute receipt by the Transfer Agent. Receipt of purchase orders is based on when the order is received at the Transfer Agent’s offices. Purchase orders must be received prior to Market Close (generally, 4:00 p.m. Eastern Time) to be eligible for same day pricing.

By Wire: If you are making your first investment in the Fund by wire, before you wire funds the Transfer Agent must have a completed account application. You may mail or deliver overnight your account application to the Transfer Agent at the addresses provided under “By Mail,” above. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied.

Before sending funds for initial or subsequent investment by wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank should transmit funds by wire to:

Wire to:    U.S. Bank, N.A.
ABA Number:    075000022
Credit:    U.S. Bancorp Fund Services, LLC
Account:    112-952-137
Further Credit:    iM Dolan McEniry Corporate Bond Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

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Wired funds must be received prior to Market Close (generally, 4:00 p.m. Eastern Time) to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Telephone: Investors may purchase additional shares of the Fund by calling 888-898-1041. If you did not decline this option on your account application, and your account has been open for at least 7 business days, telephone orders in any amount will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to Market Close (generally, 4:00 p.m. Eastern Time), your shares will be purchased at the NAV calculated on the day your order is placed.

Purchase orders by telephone must be received by or prior to Market Close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Automatic Investment Plan: Once your account has been opened you may make additional purchases of Institutional Shares or Advisor Shares of the Fund at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your financial institution account for investment into the Fund on a monthly, quarterly or annual basis. In order to participate in the AIP, each purchase must be in the amount of $50 or more, and your financial institution must be a member of the ACH network. To begin participating in the AIP, please complete the AIP section on the account application or call the Transfer Agent at 888-898-1041 for instructions. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least 5 calendar days prior to effective date.

Additional Information Regarding Purchases : Purchase orders received by the Transfer Agent in good order before Market Close will be priced at the NAV that is determined as of Market Close. Purchase orders received in good order after Market Close will be priced as of the close of Market Close on the following Business Day. “Good order” means that the purchase request is complete and includes all accurate required information. Purchase requests not in good order may be rejected.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check or other method of payment that is returned. The Fund reserves the right to reject any account application. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders.

Redemption of Shares
You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the Transfer Agent or authorized financial intermediary has received your redemption request. If shares are redeemed within 90 days of purchase, a redemption fee of 2.00% of the redemption amount may be imposed. See “Redemption Fees,” below. The name of the Fund you are redeeming shares from, the share class name, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration should accompany any redemption requests. You may elect to have redemption proceeds paid by check, by wire (for amounts of $1,000 or more) or by electronic funds transfer via ACH. Proceeds will be sent to the address or bank account on record. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. If you purchased your shares through a financial intermediary (as discussed under “Purchasing and Redeeming Shares Through a Financial Intermediary,” below) you should contact the financial intermediary for information relating to redemptions.

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The Fund typically expects to pay redemption proceeds on the next Business Day after the redemption request is received in good order and prior to market close, regardless of whether redemption proceeds are sent via check, wire, or ACH transfer. “Good order” means your redemption request includes: (1) the name of the Fund, (2) the number of shares or dollar amount to be redeemed, (3) the account number and (4) signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. If the Fund has sold securities to generate cash to meet your redemption request, the redemption proceeds may be postponed until the first Business Day after the Fund receives the sales proceeds. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings if consistent with the management of the Fund. The Fund may also borrow under a line of credit to meet redemption requests. The Fund reserves the right to redeem in-kind as described under “In-Kind Redemptions,” below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above and may also be used in stressed market conditions. If shares to be redeemed represent a recent investment made by check or ACH transfer, the Fund reserves the right to not make the redemption proceeds available until it has reasonable grounds to believe that the check or ACH transfer has been collected (which may take up to 10 calendar days). Shareholders can avoid this delay by utilizing the wire purchase option.

By Mail : If you redeem your shares by mail, you must submit written instructions which indicate the name and share class of the Fund you are redeeming shares from, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration along with a signature guarantee, if applicable. Your redemption request should be sent to:

Regular mail:
iM Dolan McEniry Corporate Bond Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight mail:
iM Dolan McEniry Corporate Bond Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of redemption requests does not constitute receipt by the Transfer Agent. Receipt of redemption requests is based on when the order is received at the Transfer Agent’s offices. Redemption requests must be received prior to Market Close (generally, 4:00 p.m. Eastern Time) to be eligible for same day pricing.

By Wire: Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system.

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By Telephone : If you prefer to redeem your shares by telephone, you must not decline telephone options on your account application. You may then initiate redemption of shares up to the amount of $50,000 by calling the Transfer Agent at 888-898-1041. Adding telephone options to an existing account may require a signature guarantee or other acceptable form of authentication from a financial institution source. Redemption requests must be received by or before the close of regular trading on the Exchange on any Business Day. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If you are unable to contact the Fund by telephone, you may mail your redemption request in writing to the address noted above. Once a telephone transaction has been accepted, it may not be canceled or modified after Market Close (generally, 4:00 p.m. Eastern Time).

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Plan: You may redeem your Advisor Shares or Institutional Shares of the Fund through the Systematic Withdrawal Plan (“SWP”). Under the SWP, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the SWP, your account balance must be at least $5,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record or will send the payment via electronic funds transfer through the ACH network directly to your bank account. The SWP may be terminated at any time by the Fund. You may also elect to terminate your participation in the SWP at any time by contacting the Transfer Agent at least 5 days prior to the next withdrawal. A withdrawal under the SWP involves redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount requested to be withdrawn exceeds the amount available in your Fund account, which includes any dividends credited to your account, the account will ultimately be depleted.

In-Kind Redemptions : The Fund reserves the right to honor redemption requests by making payment in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption-in-kind”), and may be made in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities. Redemptions in-kind are taxable in the same manner as redemptions paid in cash for federal income tax purposes. Securities redeemed in-kind will be subject to market risk until they are sold. In addition, the sale of securities received in-kind may be subject to brokerage fees and may give rise to taxable gains or losses.

Retirement Accounts: Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRAs and other retirement accounts may be redeemed by telephone at 888-898-1041. You will be asked whether or not to withhold taxes from any distribution.

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Redemption Fees: A redemption fee of 2.00% of the total redemption amount (calculated at market value) may be imposed if you sell your shares within 90 days (the “Holding Period”) of your purchase of such shares. This fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed first. However, shares purchased through the reinvestment of net investment income or net capital gain distributions or shares purchased with retirement plan contributions will not be matched with redemptions for purposes of calculating the Holding Period.

This fee will not apply in certain circumstances, including the following:

•	Shares redeemed via a systematic withdrawal plan.

•	Shares redeemed through an automatic, nondiscretionary rebalancing or asset reallocation program.

•
The redemption of shares held through 401(k) and other employee-sponsored retirement plans with more than one participant. However, the redemption fee does apply to individual retirement accounts (IRAs) and 403(b) custodial accounts.

•	Shares redeemed as part of a retirement plan termination or restructuring.

•	Shares transferred from one retirement plan to another retirement plan within the Fund.

•	Shares redeemed by the Fund to cover various fees (e.g., fiduciary fees).

In addition to the circumstances noted above, the Advisor may exempt a redemption from the redemption fee upon a determination that it is not reasonably likely to negatively affect the Fund. The Fund may be limited in its ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. Accordingly, the Fund may waive the redemption fee for redemptions from omnibus accounts maintained by financial intermediaries that are unable to impose a redemption fee on their underlying accounts when the Fund determines that the imposition of the redemption fee is not necessary to protect the Fund from the effect of short-term trading.

Signature Guarantees: A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption is received by the Transfer Agent and the account address has been changed within the last 30 calendar days;

•	For all redemptions in excess of $50,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

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Purchasing and Redeeming Shares Through a Financial Intermediary
You may purchase and redeem shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell its shares. When you place your purchase or redemption order with such a financial intermediary, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next NAV calculated by the Fund. Financial intermediaries may be authorized by Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”) to designate other financial intermediaries to accept orders on the Fund’s behalf. An order is deemed to be received when the Fund, a financial intermediary or, if applicable, a financial intermediary’s authorized designee accepts the order. The financial intermediary holds your shares in an omnibus account in the financial intermediary’s name, and the financial intermediary maintains your individual ownership records. Your financial intermediary may charge you a fee for handling your purchase and redemption orders. The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.

The Distributor, on behalf of the Fund, may enter into agreements with financial intermediaries that provide recordkeeping, transaction processing and other administrative services for customers who own Fund shares. The Advisor and/or its affiliates may pay financial intermediaries for such services. The fee charged by financial intermediaries may be based on the number of accounts or may be a percentage of the average value of accounts for which the financial intermediary provides services.

Frequent Purchases and Redemptions
The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders. In particular, frequent trading can: (i) force the Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded or are traded primarily in markets outside of the U.S. Frequent traders using arbitrage strategies can dilute the Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase shares of the Fund.

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The Fund’s policy is intended to discourage excessive trading in the Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Fund reserves the right to reject any purchase request order at any time and for any reason, without prior written notice. The Fund may, in certain circumstances, reverse a transaction determined to be abusive.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Fund. Judgments related to the rejection of purchase and the banning of future trades are inherently subjective and involve some selectivity in their application. The Fund will seek to make judgments and applications that are consistent with the interests of the affected Fund’s shareholders.

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The Fund’s policies for deterring excessive trading in Fund shares are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some intermediaries, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Fund. Because the Fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Fund is substantially limited in its ability to identify or deter excessive traders or other abusive traders. The Fund will use its best efforts to obtain the cooperation of intermediaries to identify excessive traders and to prevent or limit abusive trading activity to the extent practicable. Nonetheless, the Fund’s ability to identify and deter frequent purchases and redemptions of Fund shares through omnibus accounts is limited. The Fund’s success in accomplishing the objectives of the policies concerning excessive trading in Fund shares in this context depends significantly upon the cooperation of the intermediaries, which may have adopted their own policies regarding excessive trading which are different than those of the Fund. In some cases, the Fund may rely on the excessive trading policies of the financial intermediaries in lieu of applying the Fund’s policies when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.

Exchanging Between Share Classes
You may exchange shares of one share class of the Fund for a different share class of the same Fund if you meet the minimum initial investment, eligibility criteria and other requirements for investment in the share class you are exchanging into. Share class exchanges are based on the NAVs of the applicable share classes at the time of the conversion, and no charge is imposed. An exchange from one class to another within the same Fund will not be a taxable transaction.

To obtain more information about share class exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. Your financial intermediary may impose conditions on such transactions in addition to those disclosed in this prospectus. The Fund reserves the right to modify or eliminate the share class exchange feature.

Other Fund Policies

Small Accounts: If the value of your account falls below the investment minimum, the Fund may ask you to increase your balance. If the account value is still below the investment minimum after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below the investment minimum solely as a result of a reduction in your account’s market value.

Customer Identification Program: In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing only a P.O. Box will not be accepted. Additional information may be required in certain circumstances. If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, etc.), you will be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to: (i) place limits on transactions in an investor’s account until the investor’s identity is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified.

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Householding: In an effort to be environmentally sensitive and to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts please call, toll-free, 888-898-1041 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders : It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information. The shareholder’s last known address of record determines which state has jurisdiction.

Distribution and Servicing of Fund Shares

The Distributor
The Trust has entered into a Distribution Agreement with Quasar Distributors, LLC, (the “Distributor”), a subsidiary of Foreside Financial Group, LLC. The Distributor is located at 111 East Kilbourn Avenue, Suite 1250, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of Fund shares is continuous, and the Distributor distributes Fund shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor is a registered broker-dealer and member of FINRA.

Distribution and Shareholder Servicing (Rule 12b-1) Plan – Advisor Shares
The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Rule 12b-1 Plan”), on behalf of its Advisor Shares. Under the Rule 12b-1 Plan, the Advisor Shares pay the Distributor or other authorized recipients a Rule 12b‑1 fee at an annual rate of 0.25% of the average daily net assets of the Advisor Shares. The Distributor uses this Rule 12b‑1 fee primarily to finance activities that promote the sale of Advisor Shares. Such activities include, but are not necessarily limited to, compensating brokers, dealers, financial intermediaries and sales personnel for distribution and shareholder services, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and advertising. Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Advisor Shares and may cost you more than paying other types of sales charges. The Distributor or the Fund may select financial institutions, such as banks, fiduciaries, custodians, investment advisers and broker-dealers, as agents to provide sales or administrative services for their clients or customers who beneficially own Advisor Shares. Financial institutions will receive Rule 12b-1 fees from the Distributor based upon Advisor Shares owned by their clients or customers. Institutional Shares of the Fund are not subject to the Rule 12b-1 Plan and do not pay Rule 12b-1 fees.

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Shareholder Servicing Plan – Advisor Shares
The Fund has adopted a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) on behalf of its Advisor Shares that allows the Fund to make payments to financial intermediaries and other service providers for Advisor class shareholders in return for shareholder servicing and maintenance of Advisor class shareholder accounts. These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund’s average daily net assets for Advisor Shares and may not be used to pay for any services in connection with the distribution and sale of Advisor Shares.

Payments to Financial Intermediaries
The Advisor, out of its own resources and legitimate profits and without additional cost to the Fund or its shareholders, may provide cash payments to certain intermediaries, sometimes referred to as revenue sharing. These payments are in addition to or in lieu of any amounts payable to financial intermediaries under the Fund’s Rule 12b-1 Plan or Shareholder Servicing Plan. The Advisor may make revenue sharing payments to intermediaries for shareholder services or distribution-related services, such as: marketing support; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. From time to time, and in accordance with applicable rules and regulations, the Advisor may also provide non-cash compensation to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders. These payments may create a conflict of interest by influencing the representative to recommend the Fund over another investment.

Distributions and Taxes

Distributions
Distributions from the Fund’s net investment income are declared daily as dividends and paid monthly to you. The Fund will make distributions of net capital gain, if any, at least annually, typically during the month of December. The Fund may make additional distributions if deemed to be desirable at another time during the year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write to or call the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received the request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s NAV per share and to reinvest all subsequent distributions.

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Federal Income Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund.

The Fund anticipates that its distributions will be taxable to the Fund’s shareholders primarily as ordinary income. Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. Although the Fund expects that most or all of its investment company taxable income will be taxed at the federal income tax rates applicable to ordinary income, for a non-corporate shareholder, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) the taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short

25

sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

Some foreign governments levy withholding taxes against dividends and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.

The Fund is required to report to certain shareholders and the IRS the adjusted cost basis of Fund shares acquired on or after January 1, 2012 when those shareholders subsequently sell, exchange or redeem those shares. The Fund will determine adjusted cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

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Financial Highlights
The following financial highlights tables show the financial performance information for the Institutional Shares and Advisor Shares of the Fund for the fiscal periods shown. Certain information reflects financial results for a single Fund Share. The total return in the tables represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all dividends). This information has been audited by BBD, LLP, the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, is included in the Fund’s 2019 Annual Report to Shareholders, which is available upon request.

Institutional Shares

	Year Ended December 31, 2019	September 28, 2018* through December 31, 2018
Net Asset Value – Beginning of Period	$9.83	$10.00

Income from Investment Operations:
Net investment income [1]	0.30	0.09
Net realized and unrealized gain (loss) on investments	0.79	(0.17)
Total from investment operations	1.09	(0.08)

Less Distributions:
Dividends from net investment income	(0.30)	(0.09)
Dividends from net realized gains	(0.01)	---
Total distributions	(0.31)	(0.09)

Net Asset Value – End of Period	$10.61	$9.83

Total Return	11.25%	(0.77)%	^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$13,066	$2,099
Ratio of operating expenses to average net assets:
Before reimbursements	4.36%	13.94%	+
After reimbursements	0.70%	0.70%	+
Ratio of net investment income/(loss) to average net assets:
Before reimbursements	(0.83)%	(9.54)%	+
After reimbursements	2.83%	3.70%	+
Portfolio turnover rate	16%	0%	^

*	Commencement of operations for Institutional Shares was September 28, 2018.

+	Annualized

^	Not Annualized

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

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Advisor Shares

	May 17, 2019* through December 31, 2019
Net Asset Value – Beginning of Period	$10.26

Income from Investment Operations:
Net investment income [1]	0.15
Net realized and unrealized gain on investments	0.36
Total from investment operations	0.51

Less Distributions:
Dividends from net investment income	(0.16)
Dividends from net realized gains	(0.01)
Total distributions	(0.17)

Net Asset Value – End of Period	$10.60

Total Return	4.96%	^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$3,058
Ratio of operating expenses to average net assets:
Before reimbursements	3.49%	+
After reimbursements	1.05%	+
Ratio of net investment income to average net assets:
Before reimbursements	(0.20)%	+
After reimbursements	2.24%	+
Portfolio turnover rate	16%

*	Commencement of operations for Advisor Shares was May 17, 2019.

+	Annualized

^	Not Annualized

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

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PRIVACY NOTICE

Notice of Privacy Policy & Practices

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you. We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 888-898-1041.

Investment Advisor
iM Global Partner US LLC
300 Barr Harbor Drive, Suite 720
Conshohocken, Pennsylvania 19428

Investment Sub-Advisor
Dolan McEniry Capital Management, LLC
120 North LaSalle Street, Suite 1510
Chicago, Illinois 60602

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 E. Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

Compliance Services
Vigilant Compliance, LLC
223 Wilmington West Chester Pike, Suite 216
Chadds Ford, Pennsylvania 19317

iM Dolan McEniry Corporate Bond Fund
a series of Manager Directed Portfolios

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual reports contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s prior fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 888-898-1041, by visiting the Fund’s website at www.imglobalpartner.com or by writing to:

iM Dolan McEniry Corporate Bond Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s internet website at http:/www.sec.gov; or

•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-21897)

MANAGER DIRECTED PORTFOLIOS

iM Dolan McEniry Corporate Bond Fund
Institutional Shares
(Trading Symbol: IDMIX)
Advisor Shares
(Trading Symbol: IDMAX)

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2020

This Statement of Additional Information (“SAI”) provides general information about the iM Dolan McEniry Corporate Bond Fund (the “Fund”), a series of Manager Directed Portfolios (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated April 30, 2020 (the “Prospectus”), as supplemented and amended from time to time. To obtain a copy of the Prospectus and/or the annual shareholder report, free of charge, please write or call the Fund at the address or toll-free telephone number below or visit the Fund’s website at www.imglobalpartner.com.

The financial statements of the Fund for the fiscal year ended December 31, 2019 included in the Annual Report to shareholders and the report dated February 28, 2020 of BBD, LLP, the independent registered public accounting firm for the Fund, related thereto are incorporated into this SAI by reference. No other parts of the Annual Report are incorporated herein by reference.

iM Dolan McEniry Corporate Bond Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone: 888-898-1041

GENERAL INFORMATION

The Fund is a mutual fund that is a separate series of Manager Directed Portfolios (the “Trust”). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is a diversified series of the Trust. The Trust was organized as a Delaware statutory trust on April 4, 2006. Effective July 1, 2016, the Trust changed its name from The Roxbury Funds to Manager Directed Portfolios. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to establish series of shares, each of which constitutes a series separate and distinct from the shares of the other series. The Fund offers two classes of shares: Institutional Shares and Advisor Shares.

iM Global Partner US LLC (the “Advisor”) serves as the investment advisor to the Fund. Dolan McEniry Capital Management, LLC (the “Sub-Advisor” or “Dolan McEniry”) is the Fund’s sub-advisor.

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS

The following information supplements the information concerning the Fund’s investment objectives, policies and limitations found in the Prospectus.

Investment Objectives
The Fund seeks to provide investors with total return, with a secondary investment objective of preserving capital. The Fund’s investment objectives may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders. However, the Fund will not make any change in its investment policy of investing at least 80% of its net assets in corporate bonds without first providing shareholders with at least 60 days’ prior written notice.

Diversification
The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Fund is diversified, it is less subject to the risk that Fund performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws. The Fund’s classification as a diversified fund is a fundamental policy and cannot be changed without the prior approval of the Fund’s shareholders, as described under “Investment Limitations,” below.

Market and Regulatory Risk . Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Investment Strategies and Related Risks

Fixed Income Securities. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of declining interest rates, the values of outstanding fixed income instruments generally rise. Conversely, during periods of rising interest rates, the values of such instruments generally decline. Moreover, while instruments with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income instrument, or the rating determined by the Sub-Advisor, and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these instruments will not necessarily affect cash income derived from these securities but will affect the Fund’s NAV. Additional information regarding fixed income instruments is described below.

•
Duration. Duration is a measure of the expected change in value of a fixed income instrument for a given change in interest rates. For example, if interest rates changed by one percent, the value of an instrument having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

•
Variable and Floating Rate Instruments . Variable and floating rate instruments involve certain obligations that may carry variable or floating rates of interest and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these instruments may be reset daily, weekly, quarterly, or some other reset period, and may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such instrument.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Ratings agencies provide ratings on debt securities based on their analyses of information they deem relevant. Ratings are essentially opinions or judgments of the credit quality of an issuer and may prove to be inaccurate. In addition, there may be a delay between events or circumstances adversely affecting the ability of an issuer to pay interest and or repay principal and an agency’s decision to downgrade a security. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

High-Yield Bonds. High-yield bonds (also known as “junk bonds”) generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes in the rating of a fixed income security may affect the value of these investments. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Sub-Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objectives.

Zero-Coupon Securities . Zero-coupon securities make no periodic interest payments but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the applicable Fund to recognize income and make required distributions to shareholders before it receives any cash payments on its investment. As a result, such Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements for maintaining its status as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Commercial Paper. The Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund may invest only in commercial paper rated A-1 or higher by Standard & Poor’s Ratings Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or if not rated, determined by the Sub-Advisor to be of comparable quality.

Commercial Paper Funding Facility . The Federal Reserve has established a Commercial Paper Funding Facility (“CPFF”) to provide a liquidity backstop to U.S. issuers of commercial paper through a special purpose vehicle (“SPV”). The Federal Reserve will lend money to a SPV that will purchase eligible commercial paper (including asset-backed commercial paper) from eligible issuers until March 17, 2021. Under the CPFF, eligible issuers are U.S.-domiciled issuers of commercial paper (including those with parent companies outside the U.S), and eligible commercial paper must have a three-month maturity, be U.S. dollar-denominated and be rated at least A-1/P-1/F1 by a major nationally recognized statistical rating organization (“NRSRO”) (and, if rated by multiple major NRSROs, rated at least A-1/P-1/F-1 by two or more major NRSROs).

Convertible Securities . The Fund may invest in convertible securities as a non-principal strategy. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Sub-Advisor, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Sub-Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Sub-Advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are senior to common stock in an issuer’s capital structure but are subordinated to any senior debt securities. Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its senior debt securities but less risk than its common stock.

Cybersecurity Risk . With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. As a result, the Fund and its shareholders could be negatively impacted.

Foreign Investments and Currencies. The Fund may invest in securities of foreign issuers that are publicly traded in the U.S. As a non-principal strategy, the Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), and may purchase and sell foreign currency.

Depositary Receipts. ADRs, EDRs, and GDRs are securities representing securities of foreign issuers. A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR representing ownership of a corporate bond will be treated as a corporate bond.

Political and Economic Risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

The United Kingdom withdrew from the European Union (EU) on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Upon the United Kingdom’s departure from the EU, the United Kingdom entered a transition period until December 31, 2020 during which time a trade deal and other key agreements will be negotiated. Though the ramifications of Brexit will not be fully known for some time, the uncertainty surrounding the United Kingdom’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including decreased liquidity and increased volatility, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. Many foreign securities in which the Fund may invest could be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the U.S. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Public Health Threats . Various countries throughout the world are vulnerable economically to the impact of a public health crisis, which could depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact the country’s economy and could affect the economies of its trading partners.

Emerging Markets. As a non-principal strategy, some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by the Government National Mortgage Association or “Ginnie Mae” (“GNMA”) are supported by the full faith and credit of the U.S. Government. Securities issued by the Federal National Mortgage Association or “Fannie Mae” (“FNMA”) and the Federal Home Loan Mortgage Corporation or “Freddie Mac” (“FHLMC”) are supported only by the discretionary authority of the U.S. Government.

In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Illiquid Securities . The Fund may not knowingly invest more than 15% of its net assets in illiquid securities. In connection with the implementation of the Securities and Exchange Commission’s (“SEC”) liquidity risk management rule, an illiquid security is a security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The Advisor and Sub-Advisor make the day to day determinations of liquidity pursuant to the Fund’s liquidity risk management program, which went into effect on June 1, 2019. The Advisor and Sub-Advisor monitor the liquidity of securities held by the Fund and report periodically on the Fund’s liquidity to the Board. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Advisor and/or Sub-Advisor to the Board. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be treated as liquid securities if they meet the criteria in the Fund’s liquidity risk management program. External market conditions may impact the liquidity of portfolio securities and may cause the Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to the Fund.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Borrowing. The Fund may borrow to meet redemption requests or for other temporary purposes. Under the 1940 Act, a fund must limit its borrowing to an amount not to exceed one-third of its total assets. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund is required to reduce the Fund’s debt and restore the 300% asset coverage within three business days, and may be required to dispose of some of its portfolio holdings, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.
The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage. The Fund may borrow from a line of credit to meet redemption requests.

Temporary, Cash and Similar Investments . The Fund may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Fund will be unable to achieve its investment objectives. In addition, the Fund may invest in any of the following securities and instruments as a non-principal investment strategy:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in the Prospectus, the Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Portfolio Turnover. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. High portfolio turnover may result in increased brokerage costs to the Fund and also adverse tax consequences to the Fund’s shareholders.

For the fiscal year ended December 31, 2019, the Fund’s portfolio turnover rate was 16%. For the fiscal period ended December 31, 2018, the Fund’s portfolio turnover rate was 0%.

DISCLOSURE OF FUND HOLDINGS

The Fund has policies and procedures in place regarding the disclosure of Fund portfolio holdings designed to allow disclosure of Fund holdings information where it is deemed appropriate for the Fund’s operations or it is determined to be useful to the Fund’s shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure of the Fund’s holdings, the Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis.

The Fund provides Fund holdings information as required in regulatory filings and shareholder reports, discloses Fund holdings information as required by federal or state securities laws, and may disclose Fund holdings information in response to requests by governmental authorities. Regulatory filings with Fund holdings information are made approximately 60 days after the end of each fiscal quarter.

The Fund may, but is not required to, disclose some of the Fund’s portfolio holdings information on the Fund’s website, the Advisor’s website, the Sub-Advisor’s website, at a shareholder meeting, in Advisor or Sub-Advisor newsletters, or in other communications made available to all shareholders. Such portfolio holdings disclosures may include the Fund’s complete portfolio holdings, the number of securities the Fund holds, a summary schedule of investments, the Fund’s top ten holdings, or a percentage breakdown of the Fund’s investments by country, sector and industry, or particular holdings. The Advisor or Sub-Advisor may not selectively disclose such information unless all of the information is disclosed by one of the above methods to all shareholders.

The Fund may disclose information relating to the Fund’s portfolio holdings to:

•	certain “independent reporting agencies” recognized by the SEC to be acceptable agencies for the reporting of industry statistical information;

•	financial consultants to assist them in determining the suitability of the Fund as an investment for their clients; and

•
service providers who require access to the information: (i) in order to fulfill their contractual duties relating to the Fund; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of the Fund by a ranking or ratings agency; or (iv) for the purpose of due diligence regarding a merger or acquisition.

The Fund may also disclose such information in accordance with ongoing arrangements with certain third parties, as discussed below. In addition, such disclosures may be made by the Advisor’s or Sub-Advisor’s, if applicable, trading desk to broker-dealers in connection with the purchase or sale of securities on behalf of the Fund. Finally, the Fund may disclose such information in such other limited circumstances as the Board or a committee thereof deems appropriate, subject to a confidentiality agreement and trading restrictions.

In order to mitigate conflicts between the interests of Fund shareholders, on the one hand, and those of the Advisor, Sub-Advisor or principal underwriter, or any affiliated person of the Fund, the Advisor, Sub-Advisor or principal underwriter, on the other, the Trust’s Chief Compliance Officer must approve a non-public disclosure of Fund holdings, other than the ongoing arrangements described above, which have been approved by the Board. The Trust’s Chief Compliance Officer must report all such arrangements to disclose Fund holdings information to the Board on a quarterly basis, which will review such arrangements and terminate them if it determines such disclosure arrangements are not in the best interests of shareholders. Before any non-public disclosure of information about the Fund’s holdings, the Chief Compliance Officer will require the recipient of such non-public Fund holdings information to agree, or provide proof of an existing duty, to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. In addition, the Fund may also disclose portfolio holdings information in such other limited circumstances as the Board or a committee thereof deems appropriate, subject to a confidentiality agreement and trading restrictions. Under no circumstances may the Trust, the Advisor, the Sub-Advisor, or their affiliates, receive any consideration or compensation for disclosing Fund holdings information.

Each of the following third parties have been approved to receive Fund holdings information: (i) U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, transfer agent and fund accounting agent; (ii) the Fund’s independent public accounting firm; (iii) financial printers, solely for the purpose of preparing Fund reports or regulatory filings; (iv) U.S. Bank N.A., the Fund’s custodian in connection with its custody of the Fund’s assets; (v) Godfrey & Kahn, S.C., Trust counsel; (vi) proxy voting services retained by the Fund, the Advisor and/or the Sub-Advisor; (vii) the Sub-Advisor; and (viii) the following data aggregators and ranking and ratings services: Lipper Analytical Services, Inc., Morningstar Inc., and Standard & Poor’s, all of which currently receive such information 45 calendar days following the end of a calendar quarter; (ix) data vendors utilized in connection with the liquidity classifications of the Fund’s investments pursuant to Rule 22e-4 of the 1940 Act; and (x) disclosures made to middle-or back-office services providers to the Advisor or Sub-Advisor who need to know such information to provide such services to the Advisor or the Sub-Advisor.

Information may be provided to these parties at any time under conditions of confidentiality which include confidentiality items included in written agreements, implied by the nature of the relationship or required by fiduciary or regulatory principles. The Advisor and other service providers will establish procedures to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Except for the foregoing, the Trust has no ongoing arrangements to disclose portfolio holdings information with respect to the Fund.

INVESTMENT LIMITATIONS

The Fund has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund is present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement.

As a matter of fundamental policy, the Fund will not:

1.
purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) the Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2.
invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies);

3.	borrow money, provided that the Fund may borrow money for temporary purposes in amounts not exceeding one-third of its total assets (including the amount borrowed);

4.
make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5.	underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.
purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7.
purchase or sell physical commodities, provided that the Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.	issue senior securities, except to the extent permitted by the 1940 Act.

With regard to the statement that the restriction set forth in item (2) above does not apply to securities issued by other investment companies, the Fund recognizes that the SEC staff has maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund, and takes this into account in determining its compliance with the restriction provided in item (2).

MANAGEMENT OF THE FUND

Trustees and Officers
The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) and one trustee who is considered an interested person of the Trust (the “Interested Trustee”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Name, Year of Birth and Address(1)	Position(s) Held with the Trust and Length of Time Served(3)	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held by the Trustee During the Past Five Years
INTERESTED TRUSTEE
James R. Schoenike(2) (Born 1959)	Trustee and Chairman since July 2016	Distribution Consultant; since 2018, President and CEO, Board of Managers, Quasar Distributors, LLC (2013 – 2018).	9	None
INDEPENDENT TRUSTEES
Gaylord B. Lyman (Born 1962)	Trustee and Audit Committee Chairman, since April 2015	Senior Portfolio Manager, Affinity Investment Advisors, LLC, since 2017; Managing Director of Kohala Capital Partners, LLC (2011 – 2016).	9	None
Scott Craven Jones (Born 1962)	Trustee since July 2016 and Lead Independent Trustee since May 2017	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), since 2013.	9
Trustee, Madison Funds, since 2019
(18 portfolios);
Trustee, XAI Octagon Floating Rate & Alternative Income Term Trust, since 2017
(2 portfolios); Director, Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry) (2015 – 2016).

Name, Year of Birth and Address(1)	Position(s) Held with the Trust and Length of Time Served(3)	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held by the Trustee During the Past Five Years
Lawrence T. Greenberg (Born 1963)	Trustee since July 2016	Senior Vice President and Chief Legal Officer, The Motley Fool Holdings, Inc., since 1996; Venture Partner and General Counsel, Motley Fool Ventures LP, since 2018; Manager, Motley Fool Wealth Management, LLC, since 2013; Adjunct Professor, Washington College of Law, American University, since 2006; General Counsel Motley Fool Asset Management, LLC (2008 – 2019).	9	None

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.

(2)	Mr. Schoenike is an Interested Trustee by virtue of his previous position as President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).

(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

(4)	The Trust currently has nine active portfolios. As of the date of this SAI, one portfolio of the Trust (the Marmont Emerging Markets Fund) has been registered but has not yet commenced operations.

As of the date of this SAI, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name, Year of Birth and Address	Position(s) Held with the Trust and Length of Time Served(3)	Principal Occupation(s) During the Past Five Years
OFFICERS
Douglas J. Neilson(1) (Born 1975)	President and Principal Executive Officer, since July 1, 2016	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, since 2001
Matthew J. McVoy(1) (Born 1980)	Treasurer and Principal Financial Officer, since July 1, 2016	Assistant Vice President, Compliance and Administration, Fund Services, since 2005
Justin Dausch(2) (Born 1989)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer, since January 1, 2020	Director, Vigilant, since 2017; Compliance Associate, HSBC (investment banking company), 2015-2017
Alyssa M. Bernard(1) (Born 1988)	Secretary, since August 20, 2019
Assistant Vice President, Compliance and Administration, Fund Services, since 2018; Attorney, Mutual Fund Disclosure, Waddell & Reed Financial, Inc., 2017-2018; Attorney, Corporate Governance, American Century Companies, Inc., 2014-2017

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.

(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.

(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

Leadership Structure and Responsibilities of the Board and the Committee
The Board has selected James R. Schoenike, an Interested Trustee, to act as Chairman. Mr. Schoenike’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Schoenike will consult with the Independent Trustees and the Trust’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time. The Board has selected Scott Craven Jones to serve as Lead Independent Trustee. Mr. Jones’s duties include acting as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helping to set Board meeting agendas and serving as chair during executive sessions of the Independent Trustees.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings and may hold special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the Trustees in performing their oversight responsibilities.

The Board has established one standing committee—the Audit Committee. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. The Audit Committee meets regularly to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committee, see the section “Audit Committee,” below.

The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Audit Committee
The Audit Committee is comprised of all of the Independent Trustees. Mr. Lyman serves as the chairman of the Committee. Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent auditors; (2) review and pre-approve the audit and non-audit services provided by the independent auditors; (3) review the scope of the audit and the results of the audit of the Fund’s financial statements; and (4) review with such independent auditors the adequacy of the Trust’s internal accounting and financial controls. Mr. Lyman and Mr. Jones serve as the Audit Committee’s “audit committee financial experts.” The Audit Committee met two times with respect to the Fund during the most recent fiscal year ended December 31, 2019.

Trustee Experience, Qualifications, Attributes and/or Skills
The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a Trustee of the Trust. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, the ability to communicate effectively and the ability to exercise judgment, ask incisive questions, manage people and develop solutions to problems.

Mr. Schoenike has been a trustee of the Trust since July 2016 and serves as the Chairman of the Board. He was employed by various subsidiaries of U.S. Bancorp from 1990 to 2018 and has decades of experience in the securities industry. In 2000, Mr. Schoenike founded Quasar and established Quasar as a FINRA member broker-dealer dedicated to underwriting and distributing mutual funds, of which he served as President and Chief Executive Officer. Mr. Schoenike previously participated in the FINRA securities arbitration program as an industry arbitrator.

Mr. Lyman has been a trustee of the Trust since April 2015, serves as Chairman of the Audit Committee and has been designated as an audit committee financial expert for the Trust. Mr. Lyman has over 15 years of experience in the investment management industry. He has served as Senior Portfolio Manager of Affinity Investment Advisors, LLC, an investment adviser, since 2017. Prior to that, he served as the Managing Director and portfolio manager of Kohala Capital Partners, an investment adviser, from 2011 to 2016. He also previously served as a vice president and portfolio manager of Becker Capital Management, Inc., an investment adviser. Mr. Lyman has an MBA and holds the Chartered Financial Analyst designation.

Mr. Jones has been a trustee of the Trust since July 2016, has served as Lead Independent Trustee since May 2017, serves on the Audit Committee, and has been designated as an audit committee financial expert for the Trust. He has over 25 years of experience in the asset management industry as an independent director, attorney, and executive, holding various roles including Chief Operating Officer, Chief Financial Officer and Chief Administrative Officer, with asset class experience ranging from municipal bonds to hedge funds. Mr. Jones currently is a trustee of two other registered investment companies and is a Managing Director of Carne Global Financial Services (US) LLC where his work includes director and risk oversight positions with investment advisors and serving as an independent director of private funds. Mr. Jones also currently serves as Managing Director of Park Agency Inc., a family office. Prior to that, he was an Advisor to Wanzenburg Partners and served as Chief Operating Officer and Chief Financial Officer to Aurora Investment Management. He has a Juris Doctorate degree from Northwestern University School of Law and holds the Chartered Financial Analyst designation.

Mr. Greenberg has been a trustee of the Trust since July 2016 and serves on the Audit Committee. Mr. Greenberg has over 20 years of experience in the securities industry. He has been Chief Legal Officer and Senior Vice President of The Motley Fool Holdings, Inc. since 1996. He also served as General Counsel to Motley Fool Asset Management, LLC from 2008 to 2019 and has been Manager of Motley Fool Wealth Management, LLC since 2013. He has been a Venture Partner of and General Counsel to Motley Fool Ventures LP since 2018. Mr. Greenberg is a Director of The Motley Fool Holdings, Inc.’s wholly-owned subsidiaries in the United Kingdom, Australia, Canada, Singapore, and Germany. Mr. Greenberg also has directorship experience through his service on the board of a private technology company. He has a Master’s degree and a Juris Doctorate degree from Stanford University.

Risk Oversight
The Board performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and the Board committee, and (2) indirect oversight through the investment advisers and other service providers, Trust officers and the Trust’s Chief Compliance Officer. The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk and reputational risk. Day-to-day risk management with respect to the Fund is the responsibility of the investment advisers or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the investment advisers and other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Fund’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance reports, findings and issues. The Board also relies on the investment advisers and other service providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by the Board’s Audit Committee. The Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Security and Other Interests
As of December 31, 2019, no Trustees of the Fund beneficially owned shares of the Fund.

Furthermore, as of the December 31, 2019, neither the Trustees who are not “interested persons” of the Fund, nor members of their immediate families, own securities beneficially or of record, in the Advisor, the Sub-Advisor, the Distributor, or any of their affiliates. Accordingly, neither the Trustees who are not “interested” persons of the Fund nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisor, the Distributor or any of their affiliates.

Compensation
The Interested Trustee receives no compensation for his service as a Trustee. For their services as Trustees, effective January 1, 2020, the Independent Trustees receive from the Trust an annual retainer in the amount of $22,000; a per meeting fee of $1,750 for each meeting attended in person; $500 for each meeting attended by telephone; and reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board or committee meetings. The Lead Independent Trustee receives an additional $2,500 annual retainer and the Audit Committee Chair receives an additional $1,500 annual retainer.

For the Fund’s fiscal year ended December 31, 2019, the Independent Trustees received the following compensation. (1)

Independent Trustee	Aggregate Compensation from Fund(2)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and the Trust(5) Paid to Trustees:
Gaylord Lyman(3)(4)	$3,733	None	None	$28,000
Lawrence Greenberg(4)	$3,532	None	None	$26,500
Scott Craven Jones(4)(6)	$3,868	None	None	$29,000

(1)
During the fiscal year ended December 31, 2019, the Independent Trustees received from the Trust an annual retainer in the amount of $20,000; a per meeting fee of $1,500 for each meeting attended in person; $500 for each meeting attended by telephone; and reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board or committee meetings; the Lead Independent Trustee received an additional $2,500 annual retainer and the Audit Committee Chair received an additional $1,500 annual retainer.

(2)	Trustees’ fees and expenses are allocated among the Fund and the other series comprising the Trust.

(3)	Audit Committee chairman.

(4)	Audit Committee member.

(5)	There are currently eight other series of the Trust.

(6)	Lead Independent Trustee.

CODES OF ETHICS

The Trust, the Advisor, and Sub-Advisor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Advisor, and the Sub-Advisor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Trust, the Advisor, or the Sub-Advisor, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Advisor, or the Sub-Advisor.

The Trust’s, the Advisor’s, and the Sub-Advisor’s codes of ethics may be examined on the SEC’s website at http://www.sec.gov in the exhibits to the Fund’s registration statement on Form N-1A.

PROXY VOTING

Due to the nature of fixed income securities, it is very rare for the Fund to receive a proxy in which to vote. The Board has adopted proxy voting procedures, and thereunder delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by the Fund to the Advisor, subject to the Board’s continuing oversight. The Advisor has delegated the authority to vote proxies for the portfolio securities held by the Fund to the Sub-Advisor in accordance with the proxy voting policy (the “Voting Policy”) adopted by the Sub-Advisor. In the event the Fund receives a proxy to vote, the Sub-Advisor will adhere to the Voting Policy as described below.

Where a proxy proposal raises a material conflict of interest between the interests of the Advisor or Sub-Advisor, or an affiliated person of the Advisor or Sub-Advisor, and the interests of the Fund, the Advisor or Sub-Advisor shall abstain from making a voting decision and will forward all necessary proxy voting materials to the Trust for the Board to make a voting decision. Only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Alternately, a material conflict of interest in a proxy proposal involving the Fund may be addressed by such other method set forth in the Voting Policies and approved by the Board.

Dolan McEniry strives to vote all proxies in the best economic interests of its clients. The decision how to vote follows the same criteria Dolan McEniry uses in managing client accounts – to vote for proposals in such a manner that, in Dolan McEniry’s opinion, will increase shareholder value. In evaluating a particular proposal, Dolan McEniry takes into consideration, among other things:

•	management’s assertions regarding the proxy proposal;

•	Dolan McEniry’s determination of how the proxy proposal will impact its clients; and

•	Dolan McEniry’s determination of whether the proxy proposal will create dilution for shareholders.

Dolan McEniry will generally support management’s recommendations on proxy issues related to business operation matters. Dolan McEniry believes a company’s management should generally have the latitude to make decisions related to other company’s business operations. However, when Dolan McEniry believes the company’s management is acting in an inconsistent manner with its clients’ best interests, Dolan McEniry will vote against management recommendations.

Dolan McEniry will generally vote against non-salary compensation plans, unless in Dolan McEniry’s opinion, such plans are structured to not create serious dilution to shareholders. Dolan McEniry will analyze all other compensation plans on a case-by-case basis. Dolan McEniry will review proxy proposals regarding control matters related to a company on a case-by-case basis. Dolan McEniry generally opposes measures limiting rights of shareholders, and Dolan McEniry generally opposes measures preventing shareholders from accepting an offer of a sale of a company.

The Fund’s proxy voting record for the twelve-month period ended June 30 of each year, if applicable, will be available by August 31 of the same year (i) without charge, upon request, by calling 888-898-1041 and (ii) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. Listed below are the principal shareholders and control persons of the Institutional Shares and the Advisor Shares, as of April 1, 2020.

Institutional Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	N/A	N/A	52.36%	Record
THE ROGER S MCENIRY TRUST U/A 03/15/1993 120 N LA SALLE ST STE 1510 CHICAGO IL 60602-2457	N/A	N/A	21.09%	Record
TD AMERITRADE INC FOR THE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 07399-0002	TD Ameritrade Clearing, Inc.	NE	11.97%	Record
PERSHING LLC 1 PERSHING PLZ FL 14 JERSEY CITY NJ 07399-0002	N/A	N/A	8.13%	Record
Advisor Shares

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	N/A	N/A	99.89%	Record
As of April 1, 2020, the Trustees and officers as a group beneficially owned (as the term is defined in section 13(d) under the Securities and Exchange Act of 1934, as amended) less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor
iM Global Partner US LLC, located at 300 Barr Harbor Drive, Suite 720, Conshohocken, PA 19428, is a Pennsylvania limited liability company. The Advisor is an SEC-registered investment advisor. The Advisor is wholly owned by iM Global Partner SAS, a Paris-based asset management company.  iM Global Partner SAS, a holding company, is a wholly owned subsidiary of iM Square SAS, a Paris-based investment and development platform dedicated to the asset management business, which is owned by Amundi Ventures, Legendre Holdings 36 and a third non-controlling party. Amundi Ventures, a holding company, is a wholly owned subsidiary of Amundi SA, a European asset management company. Amundi SA is owned by Credit Agricole SA, public (free float) and employees. Credit Agricole SA is owned by SAS rue de la Boétie, public (free float) and employees. Legendre Holdings 36, a holding company, is majority owned (>75%) by Eurazeo SA, a European investment firm. As of December 31, 2019, the Advisor had approximately $354.1 million in assets under management.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Advisory Agreement”), the Advisor manages the Fund. The Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated on 60 days’ written notice without penalty: (i) by vote of the Board; (ii) by the vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Advisor. The Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Under the terms of the Advisory Agreement, the Advisor agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objectives, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund securities and other investments consistent with the Fund’s objectives and policies; (c) furnish office space and office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Advisor performing services relating to research, statistical and investment activities on behalf of the Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Board and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Advisor agrees to maintain all books and records with respect to the Trust’s securities transactions required by the 1940 Act and rules thereunder (other than those records being maintained by the Trust’s administrator, custodian or transfer agent) and preserve such records for the periods prescribed therefor. The Trust and/or the Advisor may at any time or times, upon approval by the Board and the shareholders of the Fund, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which the Advisor delegates any or all of its duties as listed. The Advisor will continue to have responsibility for all investment advisory services furnished pursuant to any agreement with a sub-advisor.

The Advisory Agreement provides that the Advisor shall not be liable for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund, except to the extent of a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of its obligations and duties under the agreement.

Pursuant to the Advisory Agreement, the Advisor is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.50% of the average daily net assets of the Fund.

For the fiscal periods ended December 31, the Advisor waived all of the advisory fees payable by the Fund and reimbursed the following amounts of the Fund’s expenses under the expense limitation agreement described below:

Fiscal Period Ended	Gross Advisory Fees Earned	Advisory Fees Waived and Fund Expenses Reimbursed
2018	$2,565	$(67,925)
2019	$36,750	$(261,198)

Pursuant to a contractual expense limitation agreement, the Advisor has agreed to waive a portion of its advisory fee and/or reimburse expenses to ensure the total amount of the Fund’s operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) does not exceed 0.70% of the Fund’s average daily net assets. To the extent the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement may exceed the applicable expense limitation. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date such fees and expenses were waived or paid, subject to the operating expense limitation agreement, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the waiver and/or expense payment; or (2) the expense limitation in place at the time of the recoupment. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of management fees and/or expenses. This operating expense limitation agreement is in effect through at least September 28, 2021, and may be terminated only by, or with the consent of, the Board of Trustees.

Sub-Advisor
Dolan McEniry Capital Management, LLC, located at 120 North LaSalle Street, Suite 1510, Chicago, IL 60602, is a Delaware limited liability company. The Sub-Advisor is an SEC-registered investment advisor. The Sub-Advisor is majority-owned and controlled by Daniel D. Dolan, Jr. and Roger S. McEniry, who each hold more than 25% of the voting interests in the firm. iM Square Holding 2 LLC, an affiliate of the Advisor, holds a non-voting 45% interest in the Sub-Advisor. The Advisor and iM Square Holding 2 LLC are both wholly owned by iM Global Partner SAS. As of December 31, 2019, the Sub-Advisor had approximately $6.93 billion in assets under management.

Pursuant to a sub-advisory agreement between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”), the Sub-Advisor, subject to supervision by the Advisor and the Board, has responsibility for trading and day-to-day management of the Fund’s investment portfolio in accordance with the Fund’s investment objectives, policies and limitations, as stated in the Prospectus and this SAI. The Sub-Advisor’s management of the Fund is subject to the terms and conditions indicated in the Sub-Advisory Agreement.

The Sub-Advisory Agreement has an initial term of two years and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated, without penalty, with respect to the Fund: (i) by the Fund at any time by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund; (ii) by the Advisor at any time on not more than 60 days’ written notice to the Sub-Advisor; or (iii) by the Sub-Advisor at any time on not more than 60 days’ written notice to the Advisor. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

For its services as sub-advisor to the Fund, the Advisor compensates the Sub-Advisor for its services at the annual rate of 0.33% of the average daily net assets of the Fund.

The Sub-Advisory Agreement provides that neither the Sub-Advisor nor its officers, directors, employees or agents shall be liable to the Advisor or the Fund for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor, or reckless disregard of its obligations and duties thereunder.

The Advisor and iM Square Holding 2 LLC, who may be considered an affiliated person of the Sub-Advisor, are both wholly owned by iM Global Partner SAS and share common officers and employees. As a result, the Advisor and the Sub-Advisor may be deemed “affiliated persons” of “affiliated persons” as defined in the 1940 Act, which may present certain potential conflicts of interest. In addition, certain employees of the Advisor may engage in marketing activities on behalf of the Sub-Advisor with respect to other registered investment companies and accounts managed by the Sub-Advisor. The Advisor’s use of the Sub-Advisor presents a potential conflict of interest because the Advisor may have financial and non-financial incentives for selecting the Sub-Advisor over other sub-advisors. An investment adviser may be inclined to act in its own interest by recommending to clients the services of an affiliated sub-advisor that provide benefits to the investment adviser, instead of recommending the service that is in the best interest of the client. The Sub-Advisor will benefit from increased sub-advisory fees. In addition, the Advisor or its affiliates will benefit, not only from the net advisory fee retained by the Advisor but also indirectly from the sub-advisory fee paid by the Advisor to the Sub-Advisor. Consequently, the Advisor and the Sub-Advisor may be viewed as benefitting financially from: (i) the appointment of or continued service of the Sub-Advisor by the Advisor; and (ii) the allocation by the Sub-Advisor of the funds advised by the Advisor as part of certain investment portfolios for its clients. However, both the Advisor, in recommending to the Board the appointment or continued service of the Sub-Advisor, and the Sub-Advisor, in the allocation by the Sub-Advisor of funds advised by the Advisor, as part of certain investment portfolios, including the Fund, have a fiduciary duty to act in the best interests of their clients, including the Fund and its shareholders. The Advisor has a duty to recommend that the Sub-Advisor be selected, retained, or replaced only when the Advisor believes it is in the best interests of Fund shareholders. The Board, a majority of which is comprised of Independent Trustees, is aware of and monitors these conflicts of interest.

SERVICE PROVIDERS

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services , located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Fund Services”) acts as the Fund’s administrator pursuant to an administration agreement between Fund Services and the Trust. Fund Services provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. As compensation for its services, Fund Services receives from the Fund a combined fee for fund administration and fund accounting services based on the Fund’s current average daily net assets. Fund Services is also entitled to certain out-of-pocket expenses. For the fiscal periods ended December 31, the Fund paid the following administrative fees to Fund Services for its services as the Fund’s administrator.

2019	2018
$103,819	$23,460

Fund Services also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

Independent Registered Public Accounting Firm
BBD, LLP, located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, serves as the independent registered public accounting firm to the Trust providing services which include: (1) auditing the annual financial statements for the Fund; and (2) the review of the annual federal income tax returns filed on behalf of the Fund.

Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Milwaukee, Wisconsin 53202, serves as counsel to the Trust and the Independent Trustees.

Custodian
U.S. Bank, N.A. (the “Custodian”), an affiliate of Fund Services, serves as the custodian of the Fund’s assets pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund. The Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

Compliance Services
Vigilant Compliance, LLC (“Vigilant”) provides compliance services to the Fund pursuant to a service agreement between Vigilant and the Trust. Under this service agreement, Vigilant also provides an individual to serve as Chief Compliance Officer to the Trust, subject to the approval and oversight of the Board. The Board has approved Mr. Dausch as Chief Compliance Officer of the Trust.

DISTRIBUTION OF SHARES

Quasar Distributors, LLC, a subsidiary of Foreside Financial Group, LLC, (the “Distributor”), located at 111 E. Kilbourn Avenue, Suite 1250, Milwaukee, Wisconsin 53202, acts as the Fund’s distributor. Pursuant to an agreement between the Distributor and the Trust (the “Distribution Agreement”), the Distributor serves as the Fund’s principal underwriter, provides certain administration services, and promotes and arranges for the sale of the Fund’s shares. The offering of each Fund’s shares is continuous, and the Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is a registered broker-dealer and member of FINRA.

The Distribution Agreement will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees. The Distribution Agreement is terminable without penalty by the Distributor upon 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Distribution and Shareholder Servicing (Rule 12b-1) Plan – Advisor Shares
The Fund has adopted a Distribution and Shareholder Servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) on behalf of the Advisor Shares of the Fund.

Under the Rule 12b-1 Plan, the Advisor Shares of the Fund pay a Rule 12b-1 distribution and/or shareholder servicing fee to the Distributor and other authorized recipients (the “Rule 12b-1 Fee”) for distribution and shareholder services on behalf of the Advisor Shares of the Fund. The Rule 12b‑1 Fee is an annual fee at the rate of 0.25% of the Fund’s average daily net assets attributable to Advisor Shares. The Rule 12b-1 Plan provides that the Distributor may use all or any portion of such Rule 12b-1 Fee to finance any activity that is principally intended to result in the sale of the Fund’s Advisor Shares, subject to the terms of the Rule 12b-1 Plan, or to provide certain shareholder services to Advisor Shares.

The Rule 12b-1 Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred on behalf of Advisor Shares of the Fund. Because the Rule 12b-1 Fee is not directly tied to expenses, the amount of Rule 12b-1 Fees paid by the Advisor Shares of the Fund during any year may be more or less than actual expenses incurred pursuant to the Rule 12b-1 Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan. The Distributor does not retain any Rule 12b-1 Fees for profit. All Rule 12b-1 Fees are held in retention for distribution-related expenses.

The Distributor may use the Rule 12b-1 Fee to pay for services covered by the Rule 12b-1 Plan including, but not limited to, advertising, compensating underwriters, dealers and sales personnel engaged in the distribution of Advisor Shares of the Fund, the printing and mailing of prospectuses, statements of additional information and reports to other-than-current Fund shareholders, the printing and mailing of marketing material pertaining to the Fund, and administrative, shareholder services and other support services provided by financial intermediaries.

The Rule 12b-1 Plan provides that it will continue from year to year upon approval by the majority vote of the Board, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Rule 12b-1 Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. The Rule 12b-1 Plan also requires that the Independent Trustees select and nominate all other trustees who are not “interested persons” of the Fund. The Rule 12b-1 Plan may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s Advisor Shares outstanding. All material amendments to the Rule 12b-1 Plan must be approved by a vote of a majority of the Board and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Rule 12b-1 Plan requires that the Distributor and/or the Trust’s administrator provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the Rule 12b-1 Plan. The Distributor and administrator are also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued. The Board of Trustees, including a majority of the Qualified Trustees, has determined that there is a reasonable likelihood that the Distribution Plan will benefit the Advisor Shares of the Fund. In particular, the Board of Trustees has determined that it believes that the Distribution Plan is reasonably likely to stimulate sales of Advisor Shares and increase the Fund’s asset base by allowing it to access additional distribution channels. With the exception of the Advisor in its capacity as investment adviser to the Fund, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement.

The Rule 12b-1 Plan provides for the ability to use Advisor Shares’ assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Advisor Shares (distribution services) or for the provision of certain shareholder services. The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Advisor Shares of the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. Under the Rule 12b-1 Plan, the Fund may, from time to time, make payments that help defray the expenses incurred by financial intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the Rule 12b-1 Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Rule 12b-1 Plan to these financial intermediaries for the distribution services they provide to the Fund’s Advisor Shares shareholders exceed the Rule 12b-1 Fees available, these payments are made by the Advisor from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with the Fund’s participation in such platforms, all or a portion of the Rule 12b-1 Fee may be used to pay one or more supermarket sponsors a negotiated fee for distributing and servicing the Fund’s Advisor Shares. In addition, in its discretion, the Advisor may pay additional fees to intermediaries from its own assets for the distribution and servicing of shares of the Fund.

For the fiscal year ended December 31, 2019, the following amounts were paid pursuant to the Distribution Plan:

Advertising and Marketing	$0
Printing and Postage	$0
Payment to distributor	$1,664
Payment to dealers	$0
Compensation to sales personnel	$0
Other Marketing Expenses	$0

Shareholder Servicing Plan – Advisor Shares
The Fund has adopted a Shareholder Servicing Plan on behalf of its Advisor Shares to pay for shareholder support services from the Fund’s assets pursuant to a shareholder servicing agreement in an amount not to exceed 0.10% of average daily net assets of the Fund attributable to Advisor Shares. Under the plan, the Fund may pay shareholder servicing fees to shareholder servicing agents who have written shareholder servicing agreements with the Fund and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of Advisor Shares shareholders. Such services include: (1) establishing and maintaining accounts and records relating to shareholders who invest in the class; (2) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; (3) providing shareholders with a service that invests the assets of their accounts in shares of the Fund pursuant to specific or pre-authorized instructions; (4) processing dividend and distribution payments from the Fund on behalf of shareholders; (5) providing information periodically to shareholders as to their ownership of shares or about other aspects of the operations of the Fund; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares of the Fund beneficially owned by shareholders or the information necessary for sub-accounting; (8) forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested.

For the fiscal year ended December 31, 2019, the Fund paid $655 in shareholder servicing fees.

PORTFOLIO MANAGERS

Other Accounts Managed. The following table provides additional information about other accounts managed by portfolio managers jointly and primarily responsible for the day-to-day management of the Fund as of December 31, 2019.

Name of Portfolio Manager and Type of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

Daniel D. Dolan, Jr.
Registered Investment Companies	1	$16	0	$0
Other Pooled Investment Vehicles	4	$137	0	$0
Other Accounts	2,448	$6,780	0	$0

Roger S. McEniry
Registered Investment Companies	1	$16	0	$0
Other Pooled Investment Vehicles	4	$137	0	$0
Other Accounts	2,448	$6,780	0	$0

Stephen M. Schubert
Registered Investment Companies	1	$16	0	$0
Other Pooled Investment Vehicles	4	$137	0	$0
Other Accounts	2,448	$6,780	0	$0

C. Schaffer Degen, CFA
Registered Investment Companies	1	$16	0	$0
Other Pooled Investment Vehicles	4	$137	0	$0
Other Accounts	2,448	$6,780	0	$0

M. Patrick Voelker
Registered Investment Companies	1	$16	0	$0
Other Pooled Investment Vehicles	4	$137	0	$0
Other Accounts	2,448	$6,780	0	$0

Robert W. Greber, III, CFA
Registered Investment Companies	1	$16	0	$0
Other Pooled Investment Vehicles	4	$137	0	$0
Other Accounts	2,448	$6,780	0	$0

Material Conflicts of Interest. Material conflicts of interest that may arise in connection with a portfolio managers’ management of the Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio managers, and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio managers. The Sub-Advisor maintains investment, trade allocation, and account valuation (including fair valuation) policies and procedures to address such conflicts of interest.

iM Square Holding 2 LLC, an affiliate of the Sub-Advisor and of the Advisor, also owns interests in a number of other investment advisory firms. The Sub-Advisor employs certain of the Advisor’s affiliates to assist the firm in marketing certain other registered investment companies and accounts that are advised under WRAP or SMA programs. The Sub-Advisor does not believe that these arrangements present a conflict of interest for the management of the Fund.

Compensation. Portfolio managers are compensated with a salary based on employee experience and performance in their respective jobs and contributions to the success of the Dolan McEniry team, and are generally tracked with growth in the firm’s assets under management. Work ethic, teamwork, attitude and commitment to Dolan McEniry are the important criteria in setting individual compensation levels. Two portfolio managers, Mr. Dolan and Mr. McEniry, also own an equity interest in the Sub-Advisor and may be compensated based on the Sub-Advisor’s revenue at the end of each fiscal year.

Ownership of Securities. As of December 31, 2019, the portfolio managers owned the following shares of the Fund:

Portfolio Manager	Dollar Value of Portfolio Shares Beneficially Owned
Daniel D. Dolan, Jr.	Over $1,000,000
Roger S. McEniry	Over $1,000,000
Stephen M. Schubert	None
C. Schaffer Degen, CFA	None
M. Patrick Voelker	None
Robert W. Greber, III, CFA	None

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Sub-Advisor places all portfolio transactions on behalf of the Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. The Sub-Advisor has a fiduciary duty to the Fund to obtain best execution, on an overall basis, for all securities transactions. The selection of brokers is primarily based on the ability of the broker to access the type and quantity of bonds utilized in its strategies, subject to best execution. The Sub-Advisor also considers the reputation and integrity of the broker, quality of execution services, the broker’s knowledge of the types of securities in which the firm trades and the broker’s service and responsiveness, generation of new ideas and their ability to provide proactive information.

Fixed income securities are bought and sold through broker-dealers acting on a principal basis. These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Advisor and the Sub-Advisor do not know the actual value of the markup/markdown. However, the Advisor and the Sub-Advisor attempt to ascertain whether the overall price of a security is reasonable through the use of competitive bids.

For the fiscal period ended December 31, 2018 and fiscal year December 31, 2019, the Fund did not pay any brokerage commissions.

The Sub-Advisor does not have any formal or informal soft dollar arrangements. On occasion, the Sub-Advisor receives unsolicited research from outside sources. This information is not used in the investment decision-making process.

The Sub-Advisor maintains an Investment Trade Aggregation and Allocation Policy that applies to all discretionary accounts managed by the Sub-Advisor. The firm strives to treat all clients in a fair manner. This is the basic principle underlying the Sub-Advisor’s Trade Aggregation and Allocation Policy, which is designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients, subject to the clients’ investment objectives and needs, and that, over time, all clients are treated fairly.

It is the Sub-Advisor’s policy to trade as a firm and to trade in such a manner that its clients, including the Fund, are not competing against one another in the marketplace. Trades may be bunched in a single order (a “block”) in an effort to obtain best execution at the best security price available. Trades are allocated to client accounts based on individual client needs and investment objectives. Trades shall be allocated to client accounts after the completion of each trade, but no later than day’s end. When a trade is suitable for more than one account, trades are generally allocated to an account based on cash percentage, portfolio duration, pro-rata participation, client direction and/or cash limitations. Allocations may be subject to common sense and equitable adjustments and may be subject to minimums in order to reduce odd lots and trading costs. In all cases, the Sub-Advisor shall attempt to allocate securities among clients, including the Fund, in a fair manner. It is expected that this policy will be applied consistently; however, the Sub-Advisor may deviate from the policy if the standard method of aggregating or allocating trades would result in unfair or inequitable treatment to some or all its clients, including the Fund.

The Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The Fund did not hold any securities of its regular broker-dealers as of December 31, 2019.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund has two classes of shares – Institutional Shares and Advisor Shares. The shares of the Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights with respect to election of Trustees, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class.

The Fund does not hold annual meetings of shareholders. A meeting of shareholders for the purpose of voting upon the question of removal of any Trustee may be called upon the demand of shareholders owning not less than 10% of the Trust’s outstanding shares. Except when a larger quorum is required by the applicable provisions of the 1940 Act, forty percent (40%) of the shares entitled to vote on a matter constitutes a quorum at a meeting of shareholders. Generally, subject to the 1940 Act and the specific provisions of the Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), when a quorum is present at any meeting, a majority of the shares voted will decide any questions, except only a plurality vote is necessary to elect Trustees.

The Fund may involuntarily redeem a shareholder’s shares if the shareholder owns shares of the Fund having an aggregate NAV of less than a minimum value determined from time to time by the Trustees. In addition, the Trust may call for the redemption of shares of any shareholder or may refuse to transfer or issue shares to any person to the extent that the same is necessary to comply with applicable law or advisable to further the purpose for which the Trust was established, including circumstances involving frequent or excessive trading in shares of the Fund. The Declaration of Trust also provides that if an officer or agent of the Trust has determined that a shareholder has engaged in frequent and excessive trading in shares of the Fund, the Trust may require the shareholder to redeem his or her shares.

The Trust may cause, to the extent consistent with applicable law: (a) the Trust or one or more of its series to be merged into or consolidated with another trust, series of another trust or other person; (b) the shares of the Trust or any of its series to be converted into beneficial interests in another trust or series thereof; (c) the shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law; or (d) a sale of assets of the Trust or one or more of its funds. Such merger or consolidation, share conversion, share exchange or sale of assets must be authorized by a majority of the shares voted when a quorum is present, provided that in all respects not governed by statute or applicable law, the Trustees have power to prescribe the procedure necessary or appropriate to accomplish a merger or consolidation, share conversion, share exchange, or sale of assets, including the power to create one or more separate trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of shares of the Trust or any of its funds into beneficial interests in such separate business trust or trusts or series thereof.

Notwithstanding the foregoing paragraph, the Declaration of Trust provides that the Trustees may, without the vote or consent of shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust, partnership, limited liability company, association or other organization, or any series or class of any thereof, to acquire all or a portion of the Trust property (or all or a portion of the Trust property held with respect to the Fund or allocable to a particular class) or to carry on any business in which the Trust directly or indirectly has any interest (any of the foregoing, a “Successor Entity”), and to sell, convey and transfer Trust property to any such Successor Entity in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such Successor Entity in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of shareholders, cause a merger or consolidation between the Trust and any Successor Entity if and to the extent permitted by law. However, the Declaration of Trust provides that the Trustees shall provide written notice to affected shareholders of each such transaction. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

The Declaration of Trust provides that no shareholder shall have the right to bring or maintain any court action, proceeding or claim in the right of the Trust or the Fund or a class thereof to recover a judgment in its favor unless (a) shareholders holding at least ten percent (10%) of the outstanding shares of the Trust, the Fund or class, as applicable, join in the bringing of such court action, proceeding or claim; and (b) the bringing or maintenance of such court action, proceeding or claim is otherwise in accordance with Section 3816 of the Delaware Statutory Trust Act, subject to certain additional requirements.

The Declaration of Trust provides that by virtue of becoming a shareholder of the Fund, each shareholder will be held to have expressly assented and agreed to the terms of the Declaration of Trust, the By-Laws of the Trust and the resolutions of the Board.

The Declaration of Trust provides that the Trust will indemnify and hold harmless each Trustee and officer of the Trust and each former Trustee and officer of the Trust (each hereinafter referred to as a “Covered Person”) from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Covered Person’s performance of his or her duties as a Trustee or officer of the Trust or otherwise relating to any act, omission, or obligation of the Trust, if, as to liability to the Trust or its investors, it is finally adjudicated that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the Covered Person’s offices. In the case of settlement, such indemnification will be provided if it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of Independent Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust further provides that: (i) the appointment, designation or identification of a Trustee as chairperson of the Board or a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead Independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the By-Laws of the Trust, a committee charter or a Trust policy statement); (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof; and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights or entitlement to indemnification.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares. Information regarding the purchase of shares of the Fund is discussed in the “Purchase of Shares” section of the Prospectus.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory federal income tax withholding. For more information, call 888-898-1041. You may be charged a $15 annual account maintenance fee for each retirement account, up to a maximum of $30 annually, and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Redemption of Shares. Information regarding how to redeem shares of the Fund is discussed in the “Redemption of Shares” section of the Prospectus.

You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of the financial intermediary to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis. The Fund’s name, your account number, the number of shares or dollar amount you would like redeemed and the signatures by all of the shareholders whose names appear on the account registration should accompany any redemption requests. The Transfer Agent will normally mail or send your redemption proceeds to the bank you indicated on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH system. If you purchased your shares through a financial intermediary, you should contact the financial intermediary for information relating to redemptions.

If shares to be redeemed represent a recent investment made by check or electronic funds transfer through the ACH network, the Fund reserves the right not to make the redemption proceeds available until they have reasonable grounds to believe that the check or ACH transfer has been collected (which could take up to 10 days). Shareholders can avoid this delay by utilizing the wire purchase option. To ensure proper authorization before redeeming Fund shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of the redemption will be sent within seven days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder’s cost, depending on the NAV at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder’s right to redeem shares and to receive payment therefore may be suspended when: (a) the New York Stock Exchange (“NYSE”) is closed other than customary weekend and holiday closings; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Fund’s securities or to determine the value of the Fund’s net assets; or (d) ordered by a governmental body having jurisdiction over the Fund for the protection of the Fund’s shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders may withdraw their requests for redemption or may receive payment based on the NAV of the applicable Fund next determined after the suspension is lifted.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption “in-kind”) chosen by the Fund and valued in the same way as they would be valued for purposes of computing the NAV of the Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

Pricing of Shares . The price of the Fund’s shares is based on its NAV. The Transfer Agent determines the NAV per share of the Fund as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business (each, a “Business Day”). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the Transfer Agent and under no circumstances will any order be accepted for purchase or redemption after the NAV calculation. Shares will only be priced on Business Days. In addition, foreign securities held by the Fund may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when shares of the Fund cannot be bought or sold.

The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.

The Board has delegated the day-to-day functions of determining the value of securities not otherwise valued by a pricing service to its Valuation Committee.

DISTRIBUTIONS

Distributions, if any, from the Fund’s investment company taxable income and net capital gain (the excess of net long-term capital gain over the net short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers, are declared daily and paid to its shareholders on a monthly basis, and on an at least annual basis, respectively, as described in the Prospectus.

TAXATION OF THE FUND

General. The following summarizes certain additional U.S. federal Income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the prospectus and this SAI are based on the Code and the regulations issued under it, as well as court decisions and administrative interpretations as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the taxation of the Fund’s investments or the tax consequences to investors as described in the Prospectus and SAI, and any such changes or decisions may be retroactive.

The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its investment company taxable income and net capital gain that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, in each taxable year, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly-traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer); and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. Government securities and securities of other regulated investment companies); (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses; or (3) one or more qualified publicly-traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of the Fund’s investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. However, there can be no assurance that the Fund will satisfy all requirements to be taxed as a regulated investment company. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all of its taxable income would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s then-current and accumulated earnings and profits, and certain corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items.  In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange, or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with the shareholder’s correct Social Security Number or other taxpayer identification number and certain certifications or the Fund received notification from the Internal Revenue Services (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

The Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when the shareholder sells, exchanges or redeems such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Fund is not required to determine or report a shareholder’s cost basis in non-covered shares and is not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a gain or loss. If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain/loss, cost basis, and holding period of such shares to the IRS and you on Form 1099.

A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Capital Loss Carryforwards. As of December 31, 2019, the Fund had no long-term or short-term tax basis capital losses to offset future capital gains. Capital loss carryforwards can be carried forward indefinitely and will retain their character as long-term capital losses.

State and Local Taxes. Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which their agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Withholding. Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Social Security Number or taxpayer identification number and certain certifications or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

Distributions (other than long-term capital gain dividends) paid to a foreign taxpayer by the Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

FINANCIAL STATEMENTS

The financial statements of the Fund and the Fund’s independent registered public accounting firm’s report appearing in the Fund’s Annual Report for the fiscal year ended December 31, 2019 are hereby incorporated by reference.

APPENDIX A
RATINGS DEFINITIONS
S & P Global Ratings Issue Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
SPUR (S&P Underlying Rating)
A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings’ opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.
Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
1. Federal deposit insurance limit: ‘L’ qualifier
Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
2. Principal: ‘p’ qualifier
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
3. Preliminary ratings: ‘prelim’ qualifier
Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

4. Termination structures: ‘t’ qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
5. Counterparty instrument rating: ‘cir’ qualifier
This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers
Inactive qualifiers are no longer applied or outstanding.
1. Contingent upon final documentation: ‘*’ inactive qualifier
This symbol indicated that the rating was contingent upon S&P Global Ratings’ receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
2. Termination of obligation to tender: ‘c’ inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
3. U.S. direct government securities: ‘G’ inactive qualifier
The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
4. Public information ratings: ‘pi’ qualifier
This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
5. Provisional ratings: ‘pr’ inactive qualifier
The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
6. Quantitative analysis of public information: ‘q’ inactive qualifier
A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
7. Extraordinary risks: ‘r’ inactive qualifier
The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Active Identifiers
1. Unsolicited: ‘unsolicited’ and ‘u’ identifier
The ‘u’ identifier and ‘unsolicited’ designation are assigned to credit ratings initiated by parties other than the issuer or its agents, including those initiated by S&P Global Ratings.
2. Structured finance: ‘sf’ identifier
The ‘sf’ identifier shall be assigned to ratings on "structured finance instruments" when required to comply with applicable law or regulatory requirement or when S&P Global Ratings believes it appropriate. The addition of the ‘sf’ identifier to a rating does not change that rating’s definition or our opinion about the issue’s creditworthiness. For detailed information on the instruments assigned the ‘sf’ identifier, please see "VII. APPENDIX: Types of Instruments Carrying The ‘sf’ Identifier”
Local Currency and Foreign Currency Ratings
S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Credit Rating Definitions
Purpose
Since John Moody devised the first bond ratings more than a century ago, Moody’s rating systems have evolved in response to the increasing depth and breadth of the global capital markets. Much of the innovation in Moody’s rating system is a response to market needs for clarity around the components of credit risk or to demand for finer distinctions in rating classifications.
Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:
Aaa Aa A Baa Ba B Caa Ca C
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.
Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
 Should no rating be assigned, the reason may be one of the following:
 1. An application was not received or accepted.
 2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
 3. There is a lack of essential data pertaining to the issue or issuer.
 4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
 Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.
 A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings - both high and low - to be able to note promptly any signs of change in status that may occur.
Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.
 As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.
 The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to "attractiveness". The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

 Since ratings involve judgements about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at "worst" possibilities in the "visible" future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.
 Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgement as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.
 Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.
  *As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.
Short-Term Obligation Ratings
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issues by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.
SHORT-TERM VS. LONG-TERM RATINGS

Fitch’s National Credit Ratings
National scale ratings are an opinion of creditworthiness relative to the universe of issuers and issues within a single country. They are most commonly used in emerging market countries with sub- or low investment grade sovereign ratings on the international scale.
As creditworthiness can be expressed across the full range of the scale, a national scale can enable greater rating differentiation within a market than the international scale, particularity in highly speculative grade countries where ratings tend to cluster around the often low sovereign rating due to higher risks associated with a more volatile operating environment.
A "+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.
National scale ratings are assigned on the basis that the “best credits or issuers” in the country are rated ‘AAA’ on the national scale. National Ratings are then assessed using the full range of the national scale based on a comparative analysis of issuers rated under the same national scale to establish a relative ranking of credit worthiness.
At any given point in time, there is a certain relationship between National and International Ratings but there is not a precise translation between the scales. Fitch monitors the ratings relationship of issuers rated on both the international and national scales to ensure the consistency of rating relativities across scales. In other words, if issuer “X” is rated higher than issuer “Y” on one scale, issuer “X” cannot be rated lower than issuer “Y” on the other scale.
National Ratings for local issuers exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.
In certain countries, regulators have established credit rating scales to be used within their domestic markets using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.
Fitch maintains internal mapping tables that document the current relationship between the National and International Local Currency Ratings in each jurisdiction where we maintain a National Rating scale in order to serve as a tool for analysts. Where our National rating coverage exceeds a minimum threshold and there is external demand, these mappings will be published on this site. Presently, publicly available mappings can be accessed here. Fitch currently publishes the mapping tables for Brazil and South Africa.
Limitations of the National Rating Scale
Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.

•
National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied vulnerability to default of a given national scale rating will vary over time.

•
The value of default studies for National Ratings is limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only National Ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution in making inferences relating to the relative vulnerability to default of national scale ratings using the historical default experience with International Ratings and mapping tables to link the National and International ratings. As with ratings on any scale, the future will not necessarily follow the past.

National Short-Term Credit Ratings
F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.
F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
RD(xxx): Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D(xxx)
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Notes to Long-Term and Short-Term National Ratings:
The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

LONG-TERM RATINGS
S & P Global Ratings Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S & P Global Ratings analysis of the following considerations:

•	Likelihood of payment-the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation and the promise we impute; and

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issuer Credit Ratings
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S & P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings beginning on pages A-2 and A-3.

Moody’s Long-Term Obligation Ratings
Long-Term Obligation Ratings
Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment .
Moody’s Long-Term Rating Definitions:
Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch’s National Long-Term Credit Ratings
AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.
AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.
A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country or monetary union.
BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country or monetary union.
BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.
B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country or monetary union.
CCC(xxx) ‘CCC’ National Ratings denote very high default risk relative to other issuers or obligations in the same country or monetary union.
CC(xxx) ‘CC’ National Ratings denote default risk is among the highest relative to other issuers or obligations in the same country or monetary union.
C(xxx) A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange; and

d.
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD(xxx): Restricted default.
‘RD’ ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.
Notes to Long-Term and Short-Term National Ratings:
The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’

MUNICIPAL NOTE RATINGS
S & P Global Ratings Municipal Short-Term Note Ratings Definitions
An S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S & P Global Ratings analysis will review the following considerations:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3
Speculative capacity to pay principal and interest.
D
'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions
See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings beginning on page A-2.
Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings
Short-Term Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US Municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumsances, we use the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Standard Linkage Between the Long-Term and MIG Short-Term Rating Scale
The following table indicates the municipal long-term ratings consistent with different MIG short-term ratings.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses demand obligations with conditional liquidity support.
We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
* For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.
US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*For SBPA-backed VRDBs, The rating transitions are higher to allow for distance to downgrade to below investment grade due to the presence of automatic termination events in the SBPAs.

MANAGER DIRECTED PORTFOLIOS
PART C

iM DOLAN MCENIRY CORPORATE BOND FUND

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Declaration of Trust.
	(1)	(i)	Certificate of Trust is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A as filed on May 1, 2006.
(ii)
Certificate of Amendment to Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016, and is incorporated by reference.

(2)
Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 66 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on February 26, 2019.

(b)
Amended and Restated By-laws are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 34 to the Trust’s Registration Statement on Form N‑1A, as filed with the SEC on July 7, 2017.

(c)			Instruments Defining Rights of Security Holders are incorporated herein by reference to the Amended and Restated Declaration of Trust and the Amended and Restated By-laws.
(d)	(1)
Investment Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A with the SEC on September 27, 2018 and is incorporated by reference.

(2)
Investment Sub-Advisory Agreement was previously filed with Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A with the SEC on September 27, 2018 and is incorporated by reference.

(e)	(1)
Underwriting Agreement was previously filed with Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A with the SEC on September 27, 2018 and is incorporated by reference.

	(2)		Novation Agreement dated March 31, 2020 between Quasar Distributors, LLC, the Trust, and the Advisor – Filed Herewith.
(f)			None
(g)	(1)		Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016, and is incorporated by reference.
(2)
Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A with the SEC on September 27, 2018 and is incorporated by reference.

(h)			Other Material Contracts.
	(1)	(i)
Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016, and is incorporated by reference.

(ii)
Amendment to the Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A with the SEC on September 27, 2018 and is incorporated by reference.

	(2)	(i)
Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016, and is incorporated by reference.

1

(ii)
Amendment to the Transfer Agent Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A with the SEC on September 27, 2018 and is incorporated by reference.

	(3)	(i)
Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016, and is incorporated by reference.

(ii)
Amendment to Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A with the SEC on September 27, 2018 and is incorporated by reference.

	(4)		Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A with the SEC on October 3, 2016, and is incorporated by reference.
(5)
Operating Expense Limitation Agreement was previously filed with Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A with the SEC on September 27, 2018 and is incorporated by reference.

(i)			Consent of Counsel – Filed Herewith.
(j)			Consent of Independent Registered Public Accounting Firm – Filed Herewith.
(k)			Not Applicable.
(l)			Share Purchase Agreement is incorporated herein by reference to Exhibit (l) of the Registrant’s Registration Statement on Form N-1A as filed on October 26, 2007.
(m)	(1)		Rule 12b-1 Plan was previously filed with Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A with the SEC on September 27, 2018 and is incorporated by reference.
(2)
Shareholder Servicing Plan was previously filed with Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A with the SEC on September 27, 2018 and is incorporated by reference.

(n)
Multiple Class Plan Pursuant to Rule 18f-3was previously filed with Registrant’s Post-Effective Amendment No. 71 to its Registration Statement on Form N-1A with the SEC on April 30, 2019 and is incorporated by reference.

(o)			Reserved.
(p)	(1)
Code of Ethics for the Registrant was previously filed with Registrant’s Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A with the SEC on October 28, 2016, and is incorporated by reference.

(2)
Code of Ethics for the Advisor was previously filed with Registrant’s Post-Effective Amendment No. 55 to its Registration Statement on Form N-1A with the SEC on September 27, 2018 and is incorporated by reference.

	(3)		Code of Ethics for Principal Underwriter – not applicable per Rule 17j01(c)(3).
	(4)		Code of Ethics for the Sub-Advisor – Filed Herewith.

Item 29.    Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification

Article 9 of the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference.

The Trust’s trustees and officers are insured under a policy of insurance maintained by the Trust against certain liabilities that might be imposed as a result of actions, suits or proceedings to which they are a party by reason of having been such trustees or officers.

2

The Trust and Roxbury Capital Management, LLC (“Roxbury”), the previous investment adviser to another series of the Trust, entered into supplemental liability insurance and indemnification agreements with two former trustees of the Trust’s Board of Trustees (the “Board”) pursuant to which, among other provisions, the Trust and Roxbury agreed that (a) all rights of indemnification existing in favor of the trustees of the Board under the Trust’s Amended and Restated Agreement and Declaration of Trust in effect as of December 10, 2014 shall survive as contractual obligations of Roxbury and the Trust and (b) the Trust shall maintain the levels of trustee liability insurance with the same or better terms and conditions as the insurance policies in force as of December 10, 2014.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of Investment Adviser

iM Global Partner US, LLC (the “Advisor”) serves as the investment adviser to the iM Dolan McEniry Corporate Bond Fund (the “Fund”). The principal business address of the Advisor is 300 Barr Harbor Drive, Suite 720, Conshohocken, Pennsylvania 19428. With respect to the Advisor, the response to this Item is incorporated by reference to the Advisor’s Form ADV on file with the SEC and dated March 5, 2020. The Form ADV for the Advisor may be obtained free of charge at the SEC’s website at www.adviserinfo.sec.gov.

Dolan McEniry Capital Management LLC (the “Sub-Advisor”) serves as Sub-Advisor to the Fund. The principal address of the Sub-Advisor is 120 North LaSalle Street, Suite 1510, Chicago, Illinois 60602. With respect to the Sub‑Advisor, the response to this Item is incorporated by reference to the Sub-Advisor’s Form ADV on file with the SEC and dated March 6, 2020. The Form ADV for the Sub-Advisor may be obtained free of charge at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

(a)    Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Majority Shares ETF Trust
Aegis Funds	Managed Portfolio Series
Allied Asset Advisors Funds	Manager Directed Portfolios
Alpha Architect ETF Trust	Matrix Advisors Fund Trust
Angel Oak Funds Trust	Matrix Advisors Value Fund, Inc.
Barrett Opportunity Fund, Inc.	Monetta Trust
BMT Investment Funds	Nicholas Equity Income Fund, Inc.
Bridges Investment Fund, Inc.	Nicholas Fund, Inc.
Brookfield Investment Funds	Nicholas High Income Fund, Inc.
Buffalo Funds	Nicholas II, Inc.
Chestnut Street Fund	Nicholas Ltd Edition, Inc.
Cushing® Mutual Funds Trust	North Capital Funds Trust

3

DoubleLine Funds Trust	Permanent Portfolio Family of Funds
ETF Series Solutions	Perritt Funds, Inc.
First American Funds, Inc.	PRIMECAP Odyssey Funds
FundX Investment Trust	Procure ETF Trust I
Glenmede Fund, Inc.	Procure ETF Trust II
Glenmede Portfolios	Professionally Managed Portfolios
GoodHaven Funds Trust	Prospector Funds, Inc.
Greenspring Fund, Inc.	Provident Mutual Funds, Inc.
Harding Loevner Funds, Inc.	RBB Fund, Inc.
Hennessy Funds Trust	RBC Funds Trust
Horizon Funds	Series Portfolios Trust
Hotchkis & Wiley Funds	Thompson IM Funds, Inc.
Intrepid Capital Management Funds Trust	TIGERSHARES Trust
Jacob Funds, Inc.	TrimTabs ETF Trust
Jensen Quality Growth Fund Inc.	Trust for Professional Managers
Kirr Marbach Partners Funds, Inc.	Trust for Advised Portfolios
Listed Funds Trust	USCA Fund Trust
LKCM Funds	USQ Core Real Estate Fund
LoCorr Investment Trust	Wall Street EWM Funds Trust
Lord Asset Management Trust	Wisconsin Capital Funds, Inc.
MainGate Trust	YCG Funds

(b)To the best of Registrant’s knowledge, the managers and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Richard J. Berthy(1)	President, Treasurer & Manager	None
Teresa M.K. Cowan(2)	Vice President	None
Mark A. Fairbanks(1)	Vice President	None
Jennifer K. diValerio(3)	Vice President	None
Jennifer E. Hoopes(1)	Secretary	None
Susan LaFond(2)	Chief Compliance Officer - Distribution Services	None
Jennifer Brunner(2)	Chief Compliance Officer - Dealer Clearing Services	None
Weston Sommers(1)	Financial Operations Principal	None
(1) This individual is located at Three Canal Plaza, Suite 100, Portland, Maine, 04101.
(2) This individual is located at 111 East Kilbourn Avenue, Suite 1250, Milwaukee, Wisconsin, 53202.
(3) This individual is located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania, 19312.

(c)    Not applicable.

4

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Advisor	iM Global Partner US LLC 300 Barr Harbor Drive, Suite 720 Conshohocken, Pennsylvania 19428
Sub-Advisor	Dolan McEniry Capital Management LLC 120 North LaSalle Street, Suite 1510 Chicago, Illinois 60602
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Item 34.    Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.    Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 95 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 95 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on April 29, 2020.

MANAGER DIRECTED PORTFOLIOS

By: /s/ Douglas J. Neilson
Douglas J. Neilson
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 95 to its Registration Statement has been signed below on April 29, 2020 by the following persons in the capacities indicated.

Signature	Title
/s/ James R. Schoenike* James R. Schoenike	Trustee
/s/ Gaylord B. Lyman* Gaylord B. Lyman	Trustee
/s/ Scott Craven Jones* Scott Craven Jones	Trustee
/s/ Lawrence T. Greenberg* Lawrence T. Greenberg	Trustee
/s/ Douglas J. Neilson Douglas J. Neilson	President (Principal Executive Officer)
/s/ Matthew J. McVoy Matthew J. McVoy	Treasurer (Principal Financial Officer)
* By:   /s/ Douglas J. Neilson
   Douglas J. Neilson
   * Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A with the SEC on October 3, 2016 and is incorporated by reference.

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EXHIBIT INDEX

Exhibit	Exhibit No.
Novation Agreement dated March 31, 2020	EX.99.e(2)
Consent of Counsel	EX.99.i
Consent of Independent Registered Public Accounting Firm	EX.99.j
Code of Ethics for the Sub-Advisor	EX.99.p(4)